                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[ X]      Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             THE UNION CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X]      No fee required.
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
11.

          (1)  Title of each class of securities to which transaction applies:

                                      N/A

          (2) Aggregate number of securities to which transaction applies:

                                      N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A

          (4) Proposed maximum aggregate value of transaction:
                                      N/A

          (5)  Total fee paid:
                                      N/A

[  ]      Fee paid previously with preliminary materials.

[  ]      Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
                                      N/A

          (2) Form, Schedule or Registration Statement No.:
                                      N/A

          (3)  Filing Party:
                                      N/A

          (4)  Date Filed:
                                      N/A

                   T H E   U N I O N   C O R P O R A T I O N

                                211 KING STREET
                                   SUITE 100
                        CHARLESTON, SOUTH CAROLINA 29401

                         -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 19, 1997

                         -----------------------------

To the Stockholders:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of The Union Corporation (the "Company") will be held on November 19, 1997 at 10:00 a.m. Eastern Standard Time at Charleston Place, 130 Market Street, Charleston, South Carolina 29401 for the following purposes:

          1. To elect five members to the Board of Directors to serve until the expiration of their respective terms of office and until their successors are duly elected and qualified;

          2. To approve the adoption of the Company's 1997 Non-Employee Directors' Stock Option Plan, which provides for the issuance of options to purchase in the aggregate up to 100,000 shares of the Company's common stock, par value $.50 per share (the "Common Stock"), to certain non-employee directors of the Company;

          3. To approve the adoption of an amendment to the Company's 1994 Incentive Stock Plan to increase by 250,000 the number of shares of the Common Stock available for issuance thereunder; and

          4. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The Board of Directors has fixed September 23, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

          A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 1997 IS ENCLOSED HEREWITH.

          You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                    By Order of the Board of Directors,


                                         Nicholas P. Gill, Secretary

Dated:    Charleston, South Carolina
          October 10, 1997

                            YOUR VOTE IS IMPORTANT.

TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOUR PROXY WILL BE RETURNED TO YOU UPON REQUEST TO THE SECRETARY OF THE MEETING.

                   T H E   U N I O N   C O R P O R A T I O N


                                211 KING STREET
                                   SUITE 100
                        CHARLESTON, SOUTH CAROLINA 29401



                         -----------------------------

                         P R O X Y   S T A T E M E N T
                         -----------------------------


          The enclosed proxy is solicited on behalf of the Board of Directors of The Union Corporation (the "Company") pursuant to this proxy statement for use at the annual meeting of Stockholders to be held at the time and place shown in the attached notice of annual meeting (the "Annual Meeting"). This proxy statement and related form of proxy are expected to be first mailed to the Company's stockholders on or about October 10, 1997. Shares represented by properly executed proxies, if returned in time, will be voted at the meeting as specified or, if not otherwise specified, in favor of (i) the election of the nominees named herein as directors, (ii) the adoption of the Company's 1997 Non-Employee Directors' Stock Option Plan and (iii) the adoption of an amendment to the Company's 1994 Incentive Stock Plan as set forth herein. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Company's Secretary.

                                  RECORD DATE

          The record date for the determination of holders of common stock, par value $.50 per share, of the Company ("Common Stock") who are entitled to notice of and to vote at the annual meeting is September 23, 1997 (the "Record Date").

                               VOTING SECURITIES

          As of the Record Date, 5,796,944 shares of Common Stock of the Company were outstanding. Holders of record of Common Stock as of such date will be entitled to one vote for each share held. A majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. Brokers which are members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Abstentions and broker non-votes are considered present for purposes of determining whether the quorum requirement is met. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner as to how to vote the shares.

          The election of directors shall be determined by a plurality of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee and shares present by proxy where the shareholder properly withholds authority to vote for such nominee will not be counted towards such nominee's achievement of a plurality. Broker non-votes are not considered "shares present" for voting purposes and have no impact on the outcome of the proposal.

          The affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval of each of the adoption of the Company's 1997 Non-Employee Directors' Stock Option Plan and the adoption of the amendment to the Company's 1994 Incentive Stock Plan to increase the number of shares of Common Stock available for issuance thereunder as provided herein. Abstention from voting will have the practical effect of voting against these two proposals since such shares are present at the meeting and entitled to vote, but are not voting in favor of these proposals. Broker non-votes will have no effect on the outcome of these two proposals, since they are not considered shares entitled to vote on such proposals.

          To the knowledge of the Board of Directors, the only persons who beneficially owned more than 5% of the voting securities of the Company, as of the Record Date, are named below:

                                              NUMBER AND PERCENTAGE OF
                                              SHARES BENEFICIALLY OWNED
                                           -------------------------------
                                                                PERCENT
NAME OF BENEFICIAL OWNER                    COMMON STOCK      OF CLASS(1)
-------------------------                  --------------    -------------
Southeastern Asset Management, Inc.        1,201,200(2)          20.7%
6075 Poplar Avenue, Suite 900
Memphis, Tennessee 38119

Schwerin Boyle Capital Management, Inc.      948,460(3)          16.4%
1391 Main Street
Springfield, Massachusetts 01103

Quest Advisory Corp.                         396,800(4)           6.8%
1414 Avenue of the Americas
New York, New York 10019

John D. Weil                                 360,000(5)           6.2%
200 N. Broadway, Suite 825
St. Louis, Missouri 63102

Dimensional Fund Advisors Inc.               297,900(6)           5.1%
1299 Ocean Avenue, 11th Floor
Santa Monica, California 90401

----------------------
(1)  Based on 5,796,944 shares issued and outstanding on the Record Date.

(2) According to Amendment No. 8 to Schedule 13G, dated January 31, 1997, filed with the Securities and Exchange Commission ("SEC") by Southeastern Asset Management, Inc. ("Southeastern"), O. Mason Hawkins, the Chairman of the Board and Chief Executive Officer of Southeastern, Longleaf Partners Fund ("Longleaf Fund") and Longleaf Partners Small-Cap Fund ("Longleaf Small-Cap Fund"), (i) Southeastern has sole power to vote and dispose of 619,000 shares, shares power to vote and dispose of 579,200 shares and possesses no power to vote or dispose of 3,000 shares, (ii) Longleaf Fund shares power to vote and dispose of 279,200 shares but does not have the sole power to vote or dispose of any shares and (iii) Longleaf Small-Cap Fund shares power to vote and dispose of 300,000 shares but does not have the sole power to vote or dispose of any shares. The Amendment further states that, with respect to shares as to which Southeastern shares voting and dispositive powers, certain of such shares are owned by Longleaf Fund and certain of such shares are owned by Longleaf Small-Cap Fund, each of which is a series of Longleaf Partners Fund Trust, an open-end management investment company. Mr. Hawkins, as Chairman of the Board and Chief Executive Officer of Southeastern, may be deemed to have the ability to exert control over Southeastern. Mr. Hawkins disclaims beneficial ownership of the Company's shares held by Southeastern.

 (3) According to Amendment No. 4 to Schedule 13G, dated March 28, 1997, filed with the SEC by Schwerin Boyle Capital Management, Inc. ("Schwerin Boyle"), Schwerin Boyle has sole power to dispose of 948,460 shares and the sole power to vote 75,000 shares.

 (4) According to Amendment No. 2 to Schedule 13G, dated February 14, 1996, filed with the SEC by Quest Advisory Corp. ("Quest") and Charles M. Royce, as a group, Quest has sole power to vote and dispose of 396,800 shares. The Schedule also reports that Charles M. Royce may be deemed to be the controlling person of Quest and, as such, may be deemed to beneficially own the 396,800 shares beneficially owned by Quest.

 (5) According to Amendment No. 2 to Schedule 13D, dated July 15, 1997, filed with the SEC, all 360,000 shares of Common Stock of the Company are owned by Woodbourne Partners, L.P. ("Woodbourne"). On November 1, 1996, all of the shares previously reported as beneficially owned by Mr. Weil, members of his family, family trusts or the partnership controlled by Mr. Weil were transferred to Woodbourne. The Schedule 13D further states that Mr. Weil has sole power to vote or dispose of all of the shares of the Company's Common Stock which are held by Woodbourne since he is the sole shareholder of the corporate general partner of Woodbourne.

 (6) According to Amendment No. 2 to Schedule 13G, dated February 5, 1997, filed with the SEC by Dimensional Fund Advisors Inc. ("Dimensional"), Dimensional has sole power to vote 238,100 shares and sole power to dispose of 297,900 shares. Dimensional disclaims beneficial ownership of such shares. The
     Schedule 13G further states that individuals who are officers of Dimensional also serve as officers of DFA Investment Dimensions Group Inc. (the "DFA Fund") and The DFA Investment Trust Company (the "DFA Trust"), each an open-end management investment company, and in their capacities as officers of the DFA Fund and the DFA Trust, such individuals have the power to vote 20,700 additional shares owned by the DFA Fund and 39,100 shares owned by the DFA Trust.


          The following chart sets forth the number of shares of Common Stock of the Company beneficially owned, as of the Record Date, by each director of the Company, by each executive officer of the Company listed in the Summary Compensation Table (see "Election of Directors") and by all directors and executive officers of the Company as a group, which amount includes the number of shares which each such person may have the right to acquire within sixty days after such date upon exercise of stock options:

                                        NUMBER AND PERCENTAGE OF
                                      SHARES BENEFICIALLY OWNED(1)
                                     -------------------------------
NAME OF BENEFICIAL OWNER             COMMON STOCK  PERCENT OF CLASS
------------------------             ------------  -----------------
John E. Angle                           19,746(2)         *

Melvin L. Cooper                       165,276(3)       2.7%

Herbert A. Denton                          -0-            *

Gordon S. Dunn                         110,000          1.8%

Nicholas P. Gill                        51,500            *

William B. Hewitt                      167,492          2.7%

Robert A. Kerr                          26,330(4)         *

George M. Macaulay                      48,384(5)         *

Robert A. Marshall                         -0-            *

James M. McCormick                         -0-            *

James C. Miller III                     16,200(6)         *

Herbert R. Silver                       24,000(7)         *

All directors and executive            654,428         10.5%

officers, as a group (14 persons)

------------------
(*) Less than 1%

(1) Unless otherwise indicated, the person named in each case has sole investment and voting power over the shares. The percentage of class is based on 5,796,944 shares issued and outstanding on the Record Date plus the following number of shares which the individual or the group may have the right to acquire within sixty days of the Record Date upon exercise of stock options: Mr. Angle -- 10,500; Mr. Cooper -- 50,000; Mr. Dunn-- 100,000; Mr.
    Gill --49,000; Mr. Hewitt -- 107,492; Mr. Kerr --10,500; Mr. Macaulay --
    44,334; Mr. Miller -- 10,500; Mr. Silver-- 10,000; and all directors and executive officers as a group --409,326.

(2) Includes 2,215 shares held by the trustees of a revocable trust of which Mr. Angle is co-trustee with power of revocation.

(3) Includes (i) 5,800 shares held in Mr. Cooper's profit sharing plan and (ii) 109,476 shares held by the trustees of a revocable trust of which Mr. Cooper is the sole beneficiary and a co-trustee.

(4) Includes 2,000 shares owned by Mr. Kerr's wife and 1,000 shares held in Mr. Kerr's HR-10 Plan.

(5) Includes 2,400 shares owned jointly by Mr. Macaulay and his wife and 1,650 shares held in Mr. Macaulay's account in the profit sharing plan of a wholly-owned subsidiary of the Company.

(6) Includes 5,700 shares owned jointly by Mr. Miller and his wife.

(7) Includes 1,000 shares owned by Mr. Silver's wife.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1


                             ELECTION OF DIRECTORS
                             ---------------------

          The certificate of incorporation of the Company divides the Board of Directors into three classes, with the directors of each class to be elected at every third annual meeting of stockholders. The certificate further provides that the number of directors which shall constitute the full Board of Directors may be fixed by the Board of Directors from time to time and that vacancies occurring between annual meetings may be filled only by the Board of Directors, with the directors so chosen to serve until the next annual meeting. At the meeting of the Board of Directors held in June 1997, the directors increased the current number of members of the Board of Directors to eleven and elected Herbert A. Denton, Robert A. Marshall and James M. McCormick to fill these newly created vacancies and to serve as directors of the Company until the Annual Meeting of the Stockholders to which this proxy relates.

          The Board of Directors has nominated William B. Hewitt, Robert A. Kerr and Herbert A. Denton for the three-year term in the class whose term expires in 2000. In addition, the Board of Directors has nominated Robert
     A. Marshall and James M. McCormick to serve as directors for the three-year term in the class whose terms expire in 1999 and 1998, respectively. Messrs. Hewitt, Kerr, Denton, Marshall and McCormick are presently serving as directors of the Company and have expressed their willingness to continue to serve as such. If, for any reason not presently known, any of said nominees is not available for election, the proxies will be voted for substitute nominees, if any.

          John E. Angle, a member of the Board since 1983, has tendered his resignation from the Board to be effective November 19, 1997. Stuart J. Northrop, a member of the class whose term expires in 1997, recently passed away. The remaining members of the Board and management of the Company would like to acknowledge the significant contributions and guidance that their colleagues and friends, Messrs. Angle and Northrop, provided to the Company during their many years of service on the Board. As a result of Mr. Angle's resignation and the death of Mr. Northrop, the Board at a meeting to be held immediately following the Annual Meeting, expects to reduce the size of the Board from 11 to 9.

     RECOMMENDATION OF BOARD OF DIRECTORS

          The Board of Directors recommends a vote FOR election as directors for the three-year term in the class whose term expires in 2000 Messrs. Hewitt, Kerr and Denton, and recommends a vote FOR election as directors for the three-year term in the class whose terms expire in 1999 and 1998, respectively, Messrs. Marshall and McCormick.

     INFORMATION REGARDING DIRECTORS

          Information regarding each of the nominees is set forth below:

                                                                YEAR OF ANNUAL
                                                                 MEETING AT
                                                      DIRECTOR   WHICH TERM
NAME                PRINCIPAL OCCUPATION         AGE   SINCE     WILL EXPIRE
----                --------------------         ---   -----    --------------
William B.          President and Chief           59     1991        2000
Hewitt              Executive Officer of the
                    Company; Chairman and
                    Chief Executive Officer of
                    Capital Credit
                    Corporation, Interactive
                    Performance, Inc. and
                    High Performance
                    Services, Inc. (each a
                    subsidiary of the
                    Company)

Robert A. Kerr      Retired; formerly             77     1984        2000
                    Chairman and Chief
                    Executive Officer of Banc
                    One, Dayton, Ohio

Herbert A.          President of Providence       50  June 1997      2000
Denton              Capital, Inc.

Robert A.           Consultant; formerly          56  June 1997      1999
Marshall            Executive Vice President
                    of Advanta Corp. and
                    President of Credit Card
                    Division of Advanta Corp.

James M.            President of First            49  June 1997      1998
McCormick           Manhattan Consulting
                    Group, Inc.

The following persons will continue to serve as directors after the meeting:

Melvin L.           Chairman of the Board of      70     1984        1999
Cooper              the Company

Gordon S.           Chairman of Transworld        67     1991        1999
Dunn                Systems Inc. (a subsidiary
                    of the Company)

James C.            Counselor, Citizens for a     55     1991        1998
Miller III          Sound Economy (a not-
                    for-profit corporation);
                    formerly Director of the
                    Federal Office of
                    Management and Budget

                                                                YEAR OF ANNUAL
                                                                 MEETING AT
                                                      DIRECTOR   WHICH TERM
NAME                PRINCIPAL OCCUPATION         AGE   SINCE     WILL EXPIRE
----                --------------------         ---   -----    --------------
Herbert R.         Co-Chairman of Allied         61     1992         1998
Silver             Bond & Collection
                   Agency, Inc. (a subsidiary
                   of the Company)

          Directors. Messrs. Cooper, Kerr and Miller have each been engaged in the principal occupation identified above for more than the past five years. Mr. Cooper is also a director of Golden Cycle Gold Corporation.
     Mr. Kerr is also a director of First Bank, N.A. ("First Bank") of Beaufort, South Carolina and of First Bank Corporation, the parent of First Bank.
     Mr. Miller is also a director of Atlantic Coast Airlines, Inc. and Washington Mutual Investors, Inc.

          Mr. Silver served as Co-Chairman and Co-Chief Executive Officer of Allied Bond & Collection Agency, Inc. ("Allied Bond"), a subsidiary of the Company, from December 1992, when the Company acquired substantially all of the assets and assumed certain liabilities of Allied Bond & Collection Agency, a Pennsylvania general partnership (the "Partnership"), until June 30, 1997. Mr. Silver continues to serve as Co-Chairman of Allied Bond.
     For more than five years prior to December 1992, he and his brother, Bernard Silver, served as general partners of the Partnership, which they founded in 1958. Pursuant to the terms of the purchase agreement, Herbert
     R. Silver was elected to the Board of Directors of the Company, and the Company agreed that, for so long as either Herbert R. Silver or Bernard Silver is employed by Allied Bond under their respective employment agreements, the Company will include one of them as a nominee for election to the Board of Directors and will solicit proxies in favor of such nominee's election.

          Mr. Dunn has served as Chairman of Transworld Systems Inc. ("TSI"), a subsidiary of the Company, since July 1, 1994. Prior to becoming Chairman, Mr. Dunn served as President and Chief Executive Officer of TSI since 1978.

          Mr. Hewitt became Chairman and Chief Executive Officer of Capital Credit Corporation ("CCC"), a subsidiary of the Company, in September 1991, Chairman and Chief Executive Officer of Interactive Performance, Inc. ("IPI"), a subsidiary of the Company, in November 1995 and Chairman and Chief Executive Officer of High Performance Services, Inc. ("HPSI"), a subsidiary of the Company, in May 1996. Effective July 1, 1997, Mr. Hewitt was appointed President and Chief Executive Officer of the Company and prior to that he served as President and Chief Operating Officer of the Company since May 1995. From 1980 until joining CCC, Mr. Hewitt was Executive Vice President of First Manhattan Consulting Group, Inc. ("FMCG"), a management consulting firm.

          Mr. Denton has been the President of Providence Capital, Inc., an independent National Association of Securities Dealers' registered broker, for at least the last five years. He is also a director of Capsure Holdings Corp.

          Mr. Marshall currently serves as a consultant to the banking industry. For at least the last five years he served as Executive Vice President of Advanta Corp. ("Advanta") and as President of Advanta's Credit Card division. Mr. Marshall also serves as a director of Arcadia Financial, Inc.

          Mr. McCormick has been President and a member of FMCG's Board of Directors for at least the last five years.

          EXECUTIVE OFFICERS. Messrs. Cooper, Dunn, Hewitt, Nicholas P. Gill (Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company), George M. Macaulay (President and Chief Executive Officer of TSI), Herbert R. Silver, Bernard Silver (Co-Chairman of Allied Bond and President of IPI) and Sheldon Zucker (President and Chief Executive Officer of Allied Bond) are members of the Company's Executive Management Group and currently constitute all of the executive officers of the Company. Mr. Gill, age 42, became Executive Vice President of the Company effective July 1, 1997 and has served as Vice President of the Company since January 1995, as Chief Financial Officer of the Company since February 1991 and as Treasurer and Secretary since 1989, and served as Controller from 1986 through 1990. Mr. Macaulay, age 57, was appointed President and Chief Executive Officer of TSI in November 1996 and, prior thereto, he had been President of TSI since July 1, 1994. He was Vice President of TSI from 1989 to June 30, 1994, President of the Credit Management Services division of TSI since 1988 and Vice President of such division prior thereto. Bernard Silver, age 59, currently Co-Chairman of Allied Bond, served as Co-Chairman and Co-Chief Executive Officer and Secretary of Allied Bond from December 1992 until June 30, 1997 and President of IPI since November 1995. Prior to December 1992, he was a general partner of the Partnership. Mr. Zucker, age 49, became President and Chief Executive Officer of Allied Bond effective July 1, 1997, and he has held the positions of Executive Vice President and Chief Operating Officer of Allied Bond since December 1992. For more than five years prior thereto, he was the Chief Operating Officer of the Partnership.

     COMMITTEES OF THE BOARD OF DIRECTORS

          The Board of Directors has a standing Audit Committee, Employee Compensation and Benefit Committee, Stock Option Committee and Executive Committee. None of the directors who serve on either the Audit Committee, Employee Benefit and Compensation Committee or the Stock Option Committee is an employee of the Company or any of its subsidiaries. The Board of Directors has no nominating committee; the full Board of Directors performs such function.

          The Audit Committee reviews the preparations for and scope of the audit of the Company's annual financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors and monitors the functioning of the Company's accounting and internal control systems by meeting with the representatives of management, the independent auditors and the Company's internal auditor. The Committee has direct access to the independent auditors, the internal auditor, counsel to the Company and the Chief Financial Officers of the respective subsidiaries of the Company, and it performs such other duties relating to the maintenance of proper books of account and records of the Company and its subsidiaries and other matters as the Board of Directors may assign from time to time. The Audit Committee met twice during fiscal 1997. Messrs. Angle, Kerr, Miller and Northrop were members of the Audit Committee during all of fiscal 1997. Mr. Angle has tendered his resignation from the Board of Directors, effective November 19, 1997, and Mr. Northrop recently passed away. Messrs. Kerr and Miller, along with Messrs. Denton and Marshall, who were appointed to the Audit Committee on June 10, 1997, are expected to continue to serve on the Audit Committee after the Annual Meeting. Mr. Angle will serve as Chairman of the Audit Committee until his resignation becomes effective, at which time Mr. Kerr will become the Chairman of the Audit Committee.

          The Employee Compensation and Benefit Committee supervises and makes recommendations with respect to compensation levels of key employees and all benefit plans involving employees of the Company and its subsidiaries. It also approves, upon the recommendation of the President or other appropriate officer, the terms of employment of all officers of the Company (except the Chairman of the Board and the President) and recommends the terms of employment of the Chairman of the Board and the President to the Board of Directors for approval. The Employee Compensation and Benefit Committee met four times during fiscal 1997, with two of those meetings being held jointly with the Stock Option Committee. Messrs. Angle, Kerr, Miller and Northrop were members of the Employee Compensation and Benefit Committee during all of fiscal 1997.

     Mr. Angle has tendered his resignation from the Board of Directors, effective November 19, 1997, and Mr. Northrop recently passed away.
     Messrs. Kerr and Miller, along with Messrs. Denton, Marshall and McCormick, who were appointed to the Employee Compensation and Benefit Committee on June 10, 1997, are expected to continue to serve on the Employee Compensation and Benefit Committee after the Annual Meeting. Mr. Kerr serves as Chairman of the Employee Compensation and Benefit Committee.

          The Stock Option Committee administers the Company's stock option plans, including the grant of options thereunder. The Stock Option Committee met twice during fiscal 1997, with both of these meetings being held jointly with the Employee Compensation and Benefit Committee. Messrs. Angle, Kerr, Miller and Northrop were members of the Stock Option Committee during all of fiscal 1997. Mr. Angle has tendered his resignation from the Board of Directors, effective November 19, 1997, and Mr. Northrop recently passed away. Messrs. Kerr and Miller, along with Messrs. Denton, Marshall and McCormick, who were appointed to the Stock Option Committee on June 10, 1997, are expected to continue to serve on such committee after the Annual Meeting. Mr. Kerr serves as Chairman of the Stock Option Committee.

          The Executive Committee has all the powers of the Board of Directors in the management of the business and affairs of the Company, except as such powers are limited by Delaware General Corporation Law. The Executive Committee met once during fiscal 1997. Messrs. Cooper, Hewitt, Kerr and Northrop were members of the Executive Committee during all of fiscal 1997. Mr. Cooper serves as Chairman of the Executive Committee.

          The Board of Directors met six times in fiscal 1997. No director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees thereof which he was eligible to attend.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and to furnish the Company with copies of such reports.

          Based solely on its review of the copies of such forms furnished to the Company by such reporting persons during the fiscal year ended June 30, 1997, or on written representations that no reports were required for those persons with respect to such period, the Company believes that during the fiscal year ended June 30, 1997 all filing requirements applicable to its directors, officers and greater than ten percent beneficial owners were complied with.

     DIRECTORS' COMPENSATION

          Pending the approval at the Annual Meeting of the Company's 1997 Non-Employee Directors' Stock Option Plan (the "1997 Directors' Stock Option Plan"), directors of the Company who are not employees of the Company or any of its subsidiaries (each a "Non-Employee Director") are eligible to receive an annual retainer of $20,000 (the "Annual Retainer"), paid on a quarterly basis. In addition, each Non-Employee Director who was a member of the Board of Directors on June 9, 1997 (a "Non-Employee Incumbent Director") is entitled to receive a lump sum payment, payable upon retirement from the Board, equal to the discounted present value of a specified percentage of the Annual Retainer (the "Deferred Annual Retainer" discussed below).

          Subject to the approval at the Annual Meeting of the 1997 Directors' Stock Option Plan, (i) each Non-Employee Incumbent Director who elects to participate in the 1997 Directors' Stock Option Plan and (ii) all Non-Employee Directors who were, or in the future are, first elected to the Board on or after June 10, 1997, shall, in lieu of the Annual Retainer, be granted, effective on the date of each annual meeting of the stockholders of the Company, a stock option to purchase 5,000 shares of the Common Stock of the Company (the "Annual Grant"). The per share exercise price for each Annual Grant shall be $5.00 below the fair market value of a share of Common Stock on the date of grant and each grant shall vest, subject to acceleration in the event of a change in control of the Company (as defined in the plan), as to 50% of the underlying shares on the first anniversary of the date of grant and shall become fully vested on the second anniversary of the date of grant. See Proposal No. 2 herein for a detailed description of the 1997 Directors' Stock Option Plan.

          Each Non-Employee Incumbent Director, until such time as he elects to participate in the 1997 Directors' Stock Option Plan, shall remain eligible to receive the Annual Retainer and shall not be entitled to any grants under the 1997 Directors' Stock Option Plan.

          Each Non-Employee Incumbent Director who has served as a director for more than five years prior to his retirement from the Board or the effective date of his election to participate in the 1997 Directors' Stock Option Plan is, and will remain, entitled to receive the Deferred Annual Retainer. The Deferred Annual Retainer is a lump sum payment, payable to each such Non-Employee Incumbent Director (or his estate) upon his retirement from the Board, equal to the discounted net present value of a specified percentage of the Annual Retainer based upon the number of years such director has served on the Board prior to his retirement from the Board or the effective date of his election to participate in the 1997 Directors' Stock Option Plan. If a Non-Employee Incumbent Director has served on the Board more than five years, but less than six years, prior to such retirement or election, such director (or his estate) shall be entitled to receive, in a lump sum payment, an amount equal to the discounted net present value of 50% of the Annual Retainer over a period of ten years. The percentage of the Annual Retainer to be paid to such a director (or his estate) shall increase for each year of service thereafter by 10% until such director has served more than ten years, at which time he (or his estate) shall, upon retirement, be entitled to receive, in a lump sum payment, an amount equal to the discounted net present value of 100% of the Annual Retainer for a period of ten years. Upon the election by a Non-Employee Incumbent Director to participate in the 1997 Directors' Stock Option Plan, such director shall thereafter no longer be eligible for the Annual Retainer (other than payment of the Annual Retainer in respect of the quarter in which such election is made) and his right to the Deferred Annual Retainer will be fixed based upon the number of years the director has served on the Board to the effective date of such election.

          In addition to the foregoing, each director of the Company who is neither an employee of the Company nor any of its subsidiaries is entitled to receive $500 for each Board and/or committee meeting attended during the fiscal year and each such non-employee director who serves as chairman of a committee of the Board is also paid a quarterly fee of $250 for each such position.

          Under the Company's 1991 Non-Employee Directors' Stock Option Plan (the "1991 Directors' Plan"), which expired on December 31, 1995, each non-employee director who served in such capacity for at least one full year automatically received an option to purchase 3,500 shares of the Company's Common Stock on November 19th of each year, until the director received options to purchase a total of 10,500 shares. Options were granted at an exercise price equal to the fair market value of a share of such Common Stock on the date of such grant. Prior to the expiration of the 1991 Directors' Plan, all eligible directors had received options to purchase 10,500 shares, the maximum permitted under that plan. The exercise price of options granted under the 1991 Directors' Plan may be paid in cash or, subject to certain restrictions, with shares of Common Stock with a fair market value equal to the exercise price on the date of exercise. Options may be exercised within the period commencing six months after the date of grant and ending on the earlier to occur of the tenth anniversary of the date of grant or the first anniversary of the director's death or disability. The expiration of the 1991 Directors' Plan does not affect rights under outstanding options which were not exercised prior thereto.

     EXECUTIVE COMPENSATION

          The following Summary Compensation Table sets forth certain information regarding compensation earned in each of the last three fiscal years by Mr. Cooper, the Chairman of the Board and Chief Executive Officer of the Company through fiscal 1997, and by each of the four most highly compensated executive officers of the Company other than Mr. Cooper who were serving as executive officers of the Company at the end of fiscal 1997 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE


                                                      ANNUAL COMPENSATION             LONG TERM
                                             -------------------------------------  COMPENSATION
             NAME AND                FISCAL                        OTHER ANNUAL        AWARD         ALL OTHER
        PRINCIPAL POSITION            YEAR    SALARY    BONUS     COMPENSATION(1)     OPTIONS      COMPENSATION(2)
-----------------------------------  ------  --------  --------  -----------------  -----------    ---------------
Melvin L. Cooper                       1997  $344,818  $344,818          --           50,000           $ 44,110
Chairman of the Board of the           1996   335,323   335,323          --               --             55,817
 Company(3)                            1995   326,243   326,243          --               --            127,494

Gordon S. Dunn                         1997   200,000   250,000          --               --             91,300
Chairman of TSI, a subsidiary of       1996   200,000   225,000          --               --             91,300
 the Company                           1995   150,000   100,000          --               --            103,174

Nicholas P. Gill                       1997   185,000   125,000          --           15,000              4,750
Executive Vice President, Chief        1996   175,000    75,000          --               --              6,820
 Financial Officer, Treasurer and      1995   166,250    50,000          --               --              4,800
 Secretary of the Company

William B. Hewitt                      1997   300,000   435,500          --           62,477(4)          17,805
President and Chief Executive          1996   296,117   337,500          --           40,000(5)          10,994
 Officer of the Company and            1995   296,117   249,569          --            7,523(6)           9,793
 Chairman and Chief Executive
 Officer of CCC, IPI and HPSI,
 each a subsidiary of the
 Company(3)

George M. Macaulay                     1997   300,000   450,000          --           25,000             58,459
President and Chief Executive          1996   300,000   400,000          --               --             58,459
 Officer of TSI, a subsidiary of       1995   300,000   400,000          --               --             58,459
 the Company


      (1) The dollar value of perquisites and other personal benefits for each of the Named Executive Officers did not exceed, in each case, the lesser of either $50,000 or 10% of the total of annual salary and bonus for such Named Executive Officer.

      (2) The amounts listed under All Other Compensation for Messrs. Cooper, Dunn, Hewitt and Macaulay for fiscal 1997 include $44,110, $46,300, $12,105, and $28,459, respectively, which represent premiums paid by the Company or a subsidiary of the Company for disability and/or life insurance policies for the benefit of the respective executive officer. The amounts listed under All Other Compensation for Messrs. Dunn, Gill, Hewitt and Macaulay for fiscal 1997 include $15,000, $4,750, $5,700 and $15,000, respectively, which represent amounts contributed by the Company or a subsidiary of the Company to defined contribution plans for the benefit of the respective executive officer. The amounts listed under All Other Compensation for Messrs. Dunn and Macaulay also include $30,000 and $15,000, respectively, accrued by a subsidiary of the Company for non-qualified retirement benefits.

      (3) Mr. Hewitt succeeded Mr. Cooper as the Chief Executive Officer of the Company effective July 1, 1997.

      (4) Consists of (i) 30,000 shares under option that were granted to Mr. Hewitt in September 1997 based on the consolidated financial results of the Company for fiscal 1997 and (ii) 32,477 shares under option that were granted to Mr. Hewitt in August 1996 that became exercisable upon his appointment as Chief Executive Officer of the Company in July 1997, each such grant being issued pursuant to the terms of Mr. Hewitt's employment agreement. See also "Employment Agreements and Change in Control Arrangements - Employment Agreement with Mr. Hewitt" below.

      (5) Represents options granted to Mr. Hewitt in August 1996 based on the combined financial results of CCC, IPI and HPSI for fiscal 1996 and issued pursuant to the terms of Mr. Hewitt's employment agreement.

      (6) Represents options granted to Mr. Hewitt in August 1995 based on the financial results of CCC for fiscal 1995 and issued pursuant to the terms of Mr. Hewitt's employment agreement.


     STOCK OPTION PLANS

          As of June 30, 1997, the Company had outstanding options to purchase Common Stock under two stock option plans for the benefit of employees -- the 1994 Incentive Stock Plan (the "1994 Plan") and the 1984 Stock Option Plan (the "1984 Plan"). The 1994 Plan and the 1984 Plan are interpreted and administered by the Stock Option Committee of the Board of Directors.

          THE 1994 PLAN. The 1994 Plan, as amended, authorizes the grant of stock options, restricted stock, deferred stock, bonus shares, performance awards, dividend equivalent rights, limited stock appreciation rights and other stock-based awards, or any combination thereof, to executives, directors who are also employees of the Company or any of its subsidiaries and other key employees of the Company and its subsidiaries. During any calendar year, no person may be granted under the 1994 Plan awards aggregating more than 150,000 shares of Common Stock (which number is subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company). Unless terminated earlier by action of the Board of Directors, no awards may be granted under the 1994 Plan after August 24, 2004. As of the date hereof, the only awards granted under the 1994 Plan have been stock options.

          Options granted under the 1994 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with the Incentive Options, hereinafter referred to as "Options"). The Stock Option Committee determines the persons to whom Options will be granted, the number of shares subject to each Option granted, the prices at which Options may be exercised (which shall not be less than the Fair Market Value (as defined in the 1994 Plan) of shares of Common Stock on the date of grant), whether an Option will be an Incentive Option or a Non-Incentive Option, the time or times and the extent to which Options may be exercised and all other terms and conditions of Options.

          The exercise price of the shares to be purchased pursuant to each Option shall be paid (i) in full in cash, (ii) by delivery (i.e., surrender) of shares of Common Stock owned by the optionee at the time of the exercise of the Option, (iii) by directing that the Company withhold a portion of the shares of Common Stock which would otherwise be issuable upon exercise of the Option, (iv) in installments, payable in cash, if permitted by the Stock Option Committee or (v) any combination of the foregoing.

          Under the 1994 Plan, the Stock Option Committee is authorized to specify that the exercisability or settlement of an award (other than an Option granted with an exercise price equal to 100% of the Fair Market Value (as defined in the 1994 Plan) of a share of Common Stock at the time of grant) may be conditioned upon the achievement of certain specified performance goals, if the award is granted to an executive officer of the Company whose compensation, at the time of grant, is subject to the limit on deductible compensation under Section 162(m) of the Code.

          The 1994 Plan further provides that, in the event the Company or any of its subsidiaries incurs any tax withholding obligations in connection with the exercise of an award by a participant under the plan, the Stock Option Committee is authorized, either on a mandatory basis or at the election of such participant, to satisfy the tax obligations by (i) withholding stock receivable upon exercise of such award, (ii) receiving shares of Common Stock previously acquired by such participant, (iii) receiving cash from the participant or (iv) by a combination thereof.

          Upon a Change in Control of the Company (as defined in the 1994 Plan), any award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested; the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved (except in certain circumstances involving performance goals for executive officers whose compensation exceeds $1,000,000, in which case the performance goal shall be deemed achieved to the extent of actual achievement on the date of the Change in Control). A copy of the 1994 Plan, together with a copy of an amendment thereto adopted and effective as of August 27, 1996 and a proposed amendment thereto are attached hereto as Annex B.
                                                       -------

          THE 1984 PLAN. The 1984 Plan authorized the grant of stock options (both "incentive stock options" within the meaning of Section 422 of the Code and non-incentive stock options) and stock appreciation rights to employees of the Company or any of its subsidiaries, including employees who were also directors of the Company, who shared primary responsibility for the management, growth or protection of the business of the Company or any of its subsidiaries. Under the 1984 Plan, stock appreciation rights could have been granted in tandem with either type of option, and generally permitted the holder to receive Common Stock or cash (at the option of the Stock Option Committee) equal to a certain percentage (not to exceed 100%) of the excess of the fair market value of the stock subject to the related option over the exercise price of the option. The exercise price of all options granted under the 1984 Plan was equal to 100% of the fair market value of the Common Stock on the applicable date of grant. Under the 1984 Plan, in the event of a Change of Control (as defined in the 1984 Plan), outstanding stock options shall, subject to certain exceptions, become immediately and fully exercisable. The 1984 Plan expired on September 17, 1994, and no options were permitted to be issued under the 1984 Plan after that date. The expiration of the 1984 Plan does not affect rights under outstanding options and stock appreciation rights which were not exercised prior thereto. As of the date hereof, there are no stock appreciation rights outstanding under the 1984 Plan.

          Effective February 1, 1992, the 1984 Plan was amended to add a tax withholding feature allowing optionees under the plan to satisfy certain tax withholding obligations by electing to have the Company withhold stock receivable upon exercise of an option or by surrendering previously acquired Common Stock to the Company. Effective January 1, 1996, the 1984 Plan was further amended to allow optionees under the plan, in lieu of paying cash in satisfaction of the exercise price of an option, to exercise an option by (i) delivering to the Company previously acquired shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price, (ii) directing the Company to withhold from the aggregate number of shares issuable upon exercise of the option a number of shares having a fair market value on the date of exercise equal to the aggregate exercise price or (iii) a combination of any of the foregoing (including the payment of cash).


     OPTION GRANTS DURING FISCAL 1997

               The following table provides information related to options granted to the Named Executive Officers during fiscal 1997.

                                         % OF TOTAL                            POTENTIAL REALIZABLE
                                           OPTIONS                             VALUE AT ASSUMED
                            NUMBER OF      GRANTED                             ANNUAL RATES OF
                           SECURITIES        TO        EXERCISE                     STOCK
                           UNDERLYING     EMPLOYEES    OR BASE                 PRICE APPRECIATION
                             OPTIONS       IN FISCAL    PRICE     EXPIRATION   FOR OPTION TERM (1)
  NAME                       GRANTED         YEAR      ($/SH)        DATE      5%              10%
  ----                       --------    -----------  --------    ----------   --------------------
Melvin L. Cooper               50,000        16.0%    $  22.50     12/09/07    $753,300  $1,938,850
Gordon S. Dunn                      -           -            -            -           -           -
Nicholas P. Gill               15,000         4.8%    $  22.50     12/09/07    $225,990  $  581,655
William B. Hewitt(2)           32,477        10.4%    $ 26.375     08/26/06    $573,576  $1,476,242
                               40,000        12.8%    $22.9375     08/26/06    $614,380  $1,581,260
George M. Macaulay             25,000         8.0%    $  22.50     12/09/07    $376,650  $  969,425

--------------------
     (1) The values set forth in these columns represent the gain which would be realized by each Named Executive Officer assuming (i) the option granted in fiscal 1997 is exercised at the end of its term and (ii) the value of a share of the Company's Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option. These growth rates are prescribed by the SEC and are not intended to forecast possible future appreciation of the Company's Common Stock or to establish a present value of options. In addition, no gain to the optionees will be realized unless there is an increase in the Company's stock price, which will benefit all stockholders commensurately.

      (2) The number of securities underlying options granted to Mr. Hewitt does not include 30,000 shares of Common Stock underlying an option granted to Mr. Hewitt pursuant to the terms of his employment agreement in September 1997 based on the fiscal 1997 consolidated financial results of the Company.

     OPTION EXERCISES DURING FISCAL 1997 AND YEAR END OPTION/SAR VALUES

          The following table provides information related to options exercised by the Named Executive Officers during fiscal 1997 and the number and value of options and stock appreciation rights held at fiscal year-end. No stock appreciation rights were granted or exercised during fiscal 1997 and no SARs are currently outstanding.

                                                                                            VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                         SHARES                            OPTIONS/SARS AT FY-END(#)         AT FY-END ($)(1)
                       ACQUIRED ON        VALUE          -----------------------------  ----------------------------
       NAME            EXERCISE (#)     REALIZED($)      EXERCISABLE     UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
       ----            ------------   --------------     -----------     -------------  -----------    -------------
Melvin L. Cooper           131,000     $1,883,125(2)          50,000            -0-       $  187,500          -0-
Gordon S. Dunn                   -              -            100,000            -0-       $1,262,500          -0-
Nicholas P. Gill                 -              -             49,000            -0-       $  470,935          -0-
William B. Hewitt                -              -             42,507         37,493       $  161,331      $57,684
George M.  Macaulay              -              -             44,334         25,000       $  505,262      $93,750

     (1) The values of Unexercised In-the-Money Options represent the aggregate amount of the excess of $26.25, the closing price for a share of Common Stock on June 30, 1997, over the relevant exercise prices of all "in-the-money" options.

     (2) The value realized upon the exercise of such options represents the aggregate amount of the excess of the fair market value for a share of Common Stock on the date of such exercise ($25.125 per share) over the exercise price of such options ($10.75 per share).


     EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

          EMPLOYMENT AGREEMENT WITH MR. COOPER. The Company and Mr. Cooper entered into an employment agreement, dated as of January 1, 1986, which agreement was amended on September 30, 1986, amended and restated as of November 10, 1988 and was further amended as of September 13, 1990, as of September 1, 1992, as of March 15, 1995 and as of July 1, 1997. As of July 1, 1997, Mr. Cooper relinquished the title of Chief Executive Officer. The agreement expires on December 31, 1998, subject to earlier termination upon certain conditions, including without limitation a Change in Control Event (as defined in the agreement) of the Company. Under the employment agreement, Mr. Cooper is entitled to receive an annual salary of not less than $225,000, subject to adjustment for increases in the Consumer Price Index. The annual salary under the agreement is currently $349,260. He is also entitled to an annual bonus each fiscal year in which he is employed, which bonus shall not exceed 100% of the salary earned in such fiscal year, equal to 10% of the amount by which the Company's pre-tax income, as adjusted for discontinued operations and certain unusual, nonrecurring items, in such fiscal year exceeds the product of the Company's net worth at the beginning of such fiscal year times the average coupon equivalent rate during such fiscal year for thirteen-week treasury bills. Mr. Cooper is also entitled to amounts, not to exceed 10% of his salary in each year, for legal and accounting services rendered to him, and the Company is required to provide disability insurance, $1,000,000 of life insurance and $1,000,000 of travel and accident insurance on Mr. Cooper's life, payable to his designated beneficiary.

          Under the agreement, Mr. Cooper is entitled to receive upon his termination of employment a lump sum payment equal to the salary plus pro rata bonus to which he was entitled at the time of such termination for the year in which such termination occurs. Mr. Cooper is also entitled to receive upon the termination of his employment, including his voluntary retirement prior to the expiration of his employment agreement, a lump sum payment equal to the discounted present value of (i) the annual payments for his remaining life expectancy, as calculated in accordance with specified actuarial assumptions, equal to 50% of the highest aggregate annual compensation (salary plus bonus) paid to him during the last three years of his employment, plus (ii) the premiums payable on the insurance policies described above. If Mr. Cooper dies during the term of his employment agreement, his designated beneficiary shall receive the lump sum amount payable pursuant to clause (i) above, except that such payment shall be based on a period of ten years. The employment agreement further provides that if Mr. Cooper dies during the term of his employment agreement, his designated beneficiary will also be entitled to a lump sum payment equal to the discounted present value of one year's compensation. Upon the termination of Mr. Cooper's employment, the Company shall continue to include Mr. Cooper and his spouse in its medical and hospitalization plan for the life of Mr. Cooper and his spouse. Mr. Cooper will also be retained as a consultant for the remainder of his life (which consulting period, prior to the July 1997 amendment to Mr. Cooper's employment agreement, was to have continued for the ten-year period following the termination of his employment). For such consulting services, Mr. Cooper shall be paid a monthly consulting fee equal to one-half of the highest average aggregate monthly compensation (including base salary and bonus) paid to him by the Company in any 12 months during the last three years of his employment. Pursuant to the employment agreement, the Company is required to deposit into a trust at the time of Mr. Cooper's termination or retirement an amount equal to the discounted present value of the aggregate consulting fees to be paid by the Company to Mr. Cooper during such consulting period.

          EMPLOYMENT AGREEMENT WITH MR. HEWITT. Pursuant to an employment agreement between Mr. Hewitt, the Company and CCC which became effective on July 1, 1995 and amended as of July 1, 1997, Mr. Hewitt is employed as President and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of CCC. The agreement expires on June 30, 2000, subject to earlier termination upon certain conditions, including without limitation the occurrence of certain Events (as defined in the agreement) relating to the Company (including, without limitation, a "change in control" of the Company). Under this agreement, Mr. Hewitt is currently entitled to a base salary of $300,000 per annum and is also entitled to a bonus for each fiscal year during the term of the agreement, which bonus shall include (i) a pre-tax income component (not to exceed $225,000 in any year) based on the extent to which the pre-tax income of the Company for such fiscal year exceeds the highest pre-tax income of the Company for any prior fiscal year commencing with the 1995 fiscal year (except that, for the 1996 fiscal year, the pre-tax income component was based on the extent to which the combined pre-tax income for CCC, IPI and HPSI exceeded the pre-tax income of CCC for fiscal 1995); (ii) a pre-tax margin component (not to exceed $112,500 in any year) based on the extent to which the Company's pre-tax margin for such fiscal year exceeds 9.0% (except that, for the 1996 fiscal year, the pre-tax margin component was based on the extent to which the combined pre-tax income of CCC, IPI and HPSI exceeded 9.0% of the combined revenues for CCC, IPI and HPSI for fiscal 1996); and
     (iii) a discretionary component (not to exceed $112,500 in any year) based on whether certain objectives established by the Board of Directors have been met. Mr. Hewitt is also entitled during the term of the agreement to amounts, not exceeding 10% of his base salary in each year, for legal, accounting and tax advisory services rendered to him, and other miscellaneous expenses, and the Company is required to provide $1,000,000 of life insurance on Mr. Hewitt's life, as well as a disability income insurance policy which provides Mr. Hewitt with a $1,000,000 benefit. Upon the termination of Mr. Hewitt's employment, the Company shall continue to include Mr. Hewitt and his spouse in its medical and hospitalization plan for the life of Mr. Hewitt and his spouse. Mr. Hewitt will also be retained as a consultant for a ten-year period following the termination of his employment. For such consulting services, Mr. Hewitt shall be paid a consulting fee equal to one-half of the highest average aggregate monthly compensation (including base salary and bonus) paid to him by the Company in any 12 months during the last three years of his employment.

          In addition, pursuant to this employment agreement, the Company has granted Mr. Hewitt an option to purchase up to 40,000 shares of Common Stock based on the extent to which the combined pre-tax income of CCC, IPI and HPSI during the fiscal year ended June 30, 1996 exceeded the pre-tax income of CCC in fiscal year 1995 (see footnote 5 to Summary Compensation Table above), and an option to purchase up to 30,000 shares of Common Stock based on the extent to which the pre-tax income of the Company during the fiscal year ending June 30, 1997 exceeded the pre-tax income of the Company in fiscal year 1995 or fiscal year 1996, whichever is higher (see footnote 4 to Summary Compensation Table above). In addition, the Company has agreed to provide Mr. Hewitt with an option to purchase up to 30,000 shares of Common Stock based on the extent to which the pre-tax income of the Company during the fiscal year ending June 30, 1998 exceeds the pre-tax income of the Company in fiscal year 1995, 1996 or 1997, whichever is highest.

          Pursuant to the employment agreement, the Company also granted to Mr. Hewitt on August 27, 1996 an option to purchase 32,477 shares of Common Stock at an initial exercise price of $22.9375 (see footnote 4 to Summary Compensation Table above). Such option, which was granted under the 1994 Plan, was exercisable at that price only if there was a "change in control" of the Company prior to the time Mr. Hewitt was appointed as Chief Executive Officer of the Company. As a result of Mr. Hewitt's appointment as Chief Executive Officer, effective July 1, 1997, the exercise price of the option was adjusted to $26.375, the fair market value of the Common Stock on the effective date of such appointment.

          EMPLOYMENT AGREEMENT WITH MR. GILL. Pursuant to an employment agreement effective January 1, 1995 between Mr. Gill and the Company, which agreement was amended effective August 27, 1996 and further amended in February 1997 and as of July 1, 1997, Mr. Gill is employed as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company. The agreement expires on June 30, 2000, subject to earlier termination upon the occurrence of one or more events, including without limitation, Mr. Gill's election to treat a change in control of the Company as a material breach of the agreement.

          Under the employment agreement, Mr. Gill is currently entitled to a base salary of not less than $200,000 per annum and may also receive a discretionary bonus as determined by the Employee Compensation and Benefit Committee or the Board of Directors. The employment agreement also provides that the Company is required to provide Mr. Gill with $500,000 in disability benefits and $500,000 in life insurance benefits.

          EMPLOYMENT AGREEMENT WITH MR. DUNN. Pursuant to an employment agreement effective July 1, 1995 and amended as of November 14, 1996 between Mr. Dunn, the Company and TSI, Mr. Dunn is employed as Chairman of the Board of TSI. Under the employment agreement, Mr. Dunn is required to devote not less than 75% of his business time and efforts to his employment as Chairman of the Board of TSI. The agreement expires on June 30, 1998, subject to earlier termination upon the occurrence of one or more events, including, without limitation, Mr. Dunn's election to terminate the agreement in the event of a change in control of the Company.

          Pursuant to his employment agreement, Mr. Dunn is entitled to a base salary of $200,000 per annum. He is also entitled to a bonus during each year of the agreement based on the adjusted pre-tax earnings of TSI, which bonus shall not exceed $250,000 in any such year. If Mr. Dunn's employment is terminated for any reason during the term of the agreement, other than for cause, the amount of such bonus shall be prorated to reflect the portion of the year in which Mr. Dunn was employed. In accordance with Mr. Dunn's employment agreement, TSI deposited approximately $1,500,000 into a trust during fiscal 1996, which amount represented the deferred bonuses, and related interest, previously earned by Mr. Dunn. In accordance with the agreement, Mr. Dunn withdrew $250,000 in January 1996 and may withdraw $250,000 in each January thereafter until the entire amount deposited in the trust, including all earnings and accretions (or losses) thereon, has been paid. Upon the termination of Mr. Dunn's employment with TSI, the balance in the trust, together with any earnings or net of any losses thereon, shall be paid to Mr. Dunn (or to his designated beneficiary in the event of his death), at his option, either in a lump sum payment or in equal monthly installments over a period not to exceed 120 months. During the term of Mr. Dunn's employment agreement, the Company will also be required to contribute $30,000 per year to a non-qualified retirement plan established for him.

          Pursuant to Mr. Dunn's employment agreement, TSI is required to maintain a total of $2,000,000 face amount of life insurance on the life of Mr. Dunn. In November 1995, the Employee Compensation and Benefit Committee, with Mr. Dunn's consent, approved an amendment to Mr. Dunn's employment agreement pursuant to which, effective at such time, TSI substituted a $2,000,000 universal second-to-die life insurance policy, payable to a beneficiary designated by Mr. Dunn. The premiums for such insurance are paid by TSI. TSI has agreed to transfer to Mr. Dunn, upon termination of his employment at the end of the term of the employment agreement or earlier under certain circumstances, the $2,000,000 policy. TSI has the right to receive the return of the premiums that TSI has paid on the policy, from the proceeds of the policy when such proceeds are paid. In addition, if Mr. Dunn retires from regular employment with TSI, he shall be entitled to continued medical insurance coverage paid by TSI.

          The employment agreement also provides that, upon the termination of the agreement in accordance with its terms on June 30, 1998, or in the event Mr. Dunn voluntarily terminates his employment prior to such date, TSI may, at its option, elect to continue his employment through June 30, 2001 or such earlier date as TSI may choose in order to continue various requirements of the agreement. In the event of any such extension of the term of his employment, the only compensation to which Mr. Dunn shall be entitled is the sum of $50,000 per annum for each year of such extension period, and TSI shall not be obligated to make the $30,000 per annum contribution to the non-qualified retirement plan established for him or to maintain the life insurance policies described above. The agreement further provides that, during any such extension period, Mr. Dunn shall not be required to devote any specified amount of his business time and efforts to the business of the Company.

          EMPLOYMENT AGREEMENT WITH MR. MACAULAY. Pursuant to an employment agreement effective July 1, 1995 and amended as of November 14, 1996 between Mr. Macaulay and TSI, Mr. Macaulay is employed as the President and Chief Executive Officer of TSI. The agreement expires on June 30, 1999, subject to earlier termination upon the occurrence of one or more events, including without limitation, Mr. Macaulay's election to treat certain events which may involve a change in control of the Company as a material breach of the agreement.

          Under the employment agreement, Mr. Macaulay is entitled to a base salary of $300,000 per annum and is also entitled to receive a bonus during each fiscal year during the term of the employment agreement, which shall not exceed $600,000 in any such fiscal year, based on the Adjusted Pre-tax Income (as defined) of TSI. During the term of Mr. Macaulay's employment agreement, TSI will be required to contribute $15,000 per annum to a non-qualified retirement plan established for him ($30,000 beginning with fiscal 1998). The employment agreement also provides that TSI will provide Mr. Macaulay with $1,000,000 in disability insurance benefits and $1,000,000 in life insurance benefits. In addition, if Mr. Macaulay retires from regular employment with TSI, he shall be entitled to continued medical insurance coverage paid by TSI.

          The employment agreement also provides that, upon the termination of the agreement in accordance with its terms on June 30, 1999, or in the event Mr. Macaulay voluntarily terminates his employment prior to such date, TSI may, at its option, elect to continue his employment through June 30, 2001 or such earlier date as TSI may choose in order to continue various requirements of the agreement. In the event of any such extension of the term of his employment, the only compensation to which Mr. Macaulay shall be entitled is the sum of $50,000 per annum for each year of such extension period, and TSI shall not be obligated to make the $30,000 per annum contribution to the non-qualified retirement plan established for him or to provide the disability and life insurance benefits described above. The agreement further provides that Mr. Macaulay shall not be required to devote any specified amount of his business time and efforts to the business of the Company during any such extension period.

          EMPLOYMENT AGREEMENTS WITH MR. HERBERT R. SILVER AND MR. BERNARD SILVER. Pursuant to identical employment agreements, dated as of December 1, 1992 and amended as of November 11, 1996, between each of Mr. Herbert R. Silver and Mr. Bernard Silver and the Company and Allied Bond, Herbert R. Silver and Bernard Silver are employed as Co-Chairmen of Allied Bond. Each agreement expires on June 30, 1998, subject to earlier termination upon the occurrence of one or more events including, without limitation, the executive's election to treat certain events which may involve a change in control of the Company as a material breach of the agreement. Each executive may also elect to terminate his employment in the event that the Co-Chairmen and/or their nominees no longer constitute a majority of the members of the Board of Directors of Allied Bond. In such event, Allied Bond would continue to pay base salary due through the remaining term of the agreement plus the pro-rated share of any bonus due through the date of termination.

          Under these employment agreements, each executive is entitled to an initial base salary of $125,000 per annum, subject to adjustment annually for increases in the Consumer Price Index. The employment agreement provides for the payment of bonuses equal to a specified percentage of base salary paid during the fiscal year if the Adjusted Pre-tax Income (as defined therein) of Allied Bond for the fiscal year exceeds the highest Adjusted Pre-tax Income for any of the fiscal years during the period of employment under the employment agreement. The employment agreement also provides that Allied Bond is required to provide each executive with $1,000,000 in disability insurance benefits and $1,000,000 in life insurance benefits.

          EMPLOYMENT AGREEMENT WITH MR. ZUCKER. Pursuant to an employment agreement, dated as of December 1, 1992, between Mr. Zucker and Allied Bond, Mr. Zucker was employed as Executive Vice President and Chief Operating Officer of Allied Bond and, effective July 1, 1997, President and Chief Executive Officer of Allied Bond. The agreement expires on December 31, 1997, subject to earlier termination at Mr. Zucker's election if both Co-Chairmen of Allied Bond elect to terminate their employment as a result of one or more events which may involve a change in control of the Company.

          Under the employment agreement, Mr. Zucker is entitled to an initial base salary of $200,000 per annum, subject to adjustment annually by an amount equal to the greater of 5% or the annual increase in the Consumer Price Index. The annual salary under the agreement is currently approximately $243,000. The employment agreement provides for the payment of a performance-related bonus equal to a specified percentage of base salary paid during the fiscal year if the Adjusted Pre-tax Income (as defined therein) of Allied Bond for the fiscal year exceeds the Adjusted Pre-tax Income of the Partnership for the calendar year ending December 31, 1992. At the discretion of the Board of Directors of Allied Bond, Mr. Zucker may also receive a discretionary bonus of up to 25% of annual base salary, provided, however, that the sum of the performance related bonus and the discretionary bonus for any fiscal year may not exceed 150% of annual base salary for such fiscal year. The employment agreement also requires Allied Bond to provide Mr. Zucker with disability income insurance which will provide a monthly benefit of $7,500 per month and $500,000 in life insurance benefits. If Mr. Zucker's employment is terminated other than for "cause" or as a result of Mr. Zucker's disability or a change in control, Mr. Zucker shall be entitled to severance equal to the greater of one year of his annual base salary or 62.5% of the base salary that would have been paid to him from the date of termination to the expiration date of the agreement. In such event, he shall also be entitled to the pro-rated share of any bonus due for such year in which his employment is so terminated.

          CHANGE IN CONTROL ARRANGEMENTS. Each of the employment agreements with Messrs. Cooper, Hewitt, Gill, Dunn, Macaulay, H. Silver, B. Silver and Zucker contains provisions providing for payments in the event of a change in control of the Company (as described in the respective agreements). In the case of Messrs. Macaulay, H. Silver, B. Silver and Zucker, such payments are only required to be made if such change in control occurs without the approval of the Board of Directors of the Company. The agreements entered into with Messrs. Macaulay, H. Silver and B. Silver generally provide that if the employee elects to terminate his employment following a change in control, he will be entitled to receive 299% of his "base amount" (as defined under the Code) within a specified period following such termination. The agreements with Messrs. Cooper (as described below), Hewitt and Gill generally provide for payments of similar amounts upon a change in control regardless of whether such employee elects to terminate his employment with the Company. In addition, in the event of a change in control of the Company which has not been approved by the Board of Directors, Herbert R. Silver and Bernard Silver shall also be entitled to receive (i) up to an aggregate of $6.9 million, which represents amounts they would have been eligible to receive based on the financial performance of Allied Bond, as provided in the purchase agreement, as amended, pursuant to which the Company acquired substantially all of the assets of the Partnership, and (ii) certain other amounts payable to them under such agreement. If Herbert R. Silver and Bernard Silver have both terminated their employment with Allied Bond following a change in control of the Company which has not been approved by the Board of Directors of the Company, Mr. Zucker's agreement also provides that he may elect to terminate his employment and receive within a specified period following such termination 299% of his "base amount". Mr. Dunn's agreement specifies that, in the event of a change in control of the Company (as defined in the agreement), he will receive the lesser of $1,500,000 or 299% of his "base amount" and will be entitled to the insurance policies described above.
     The "base amount", as defined under the Code, is the average annual compensation paid for the five taxable years (or such shorter period during which services are performed on behalf of the Company) prior to a change in control of the Company.

          Mr. Cooper's agreement provides that if there is a change in control of the Company (as defined therein), he will receive an amount equal to the discounted present value of the sum of (i) unpaid salary and bonus to which he would have been entitled under the agreement through December 31, 1998 (assuming a 5% yearly increase in the annual salary and a bonus in each year equal to the amount of the annual salary paid during such year), (ii) the pension that would have been payable to Mr. Cooper starting in 1999 based on his life expectancy at the time of termination of his employment agreement assuming that his employment had continued with the Company until December 31, 1998, (iii) the amount that would be payable to Mr. Cooper as a consultant for the remainder of his life, (iv) 10% of Mr. Cooper's annual salary for each remaining year of the agreement for legal and accounting services to which Mr. Cooper was entitled under the agreement and (iv) the premiums payable on (x) medical and hospitalization coverage for Mr. Cooper and his spouse based upon their life expectancies at such time and (y) the life insurance, disability, and travel and accident policies then maintained by the Company for Mr. Cooper's benefit based on his life expectancy at that time. The foregoing amounts shall be limited to the extent the aggregate payments exceed 299% of Mr. Cooper's "base amount" (as defined under the Code).

          A portion of any payments which may be made to employees upon a change in control of the Company may be deemed an "excess parachute payment" within the meaning of the Code, in which event such portion will not be a tax-deductible expense for the Company.

          SHAREHOLDER RIGHTS PLAN. On February 17, 1988, the Board of Directors of the Company declared a dividend distribution of one common stock purchase right (a "Right") for each outstanding share of Common Stock. The dividend was payable to holders of record of Common Stock at the close of business on March 14, 1988 (the "Rights Record Date").

          The Rights were issued pursuant to a Rights Agreement dated as of March 14, 1988 between the Company and Registrar and Transfer Company, as Rights Agent (the "Rights Agreement"), which Rights Agreement has been amended effective as of May 23, 1990 and as of September 16, 1992.
     Pursuant to an agreement dated as of August 22, 1994, The First National Bank of Boston was substituted as the Rights Agent under the Rights Agreement. The Rights will not be exercisable until the Distribution Date (as defined below) and will expire at the close of business on December 31, 1998, unless earlier redeemed by the Company as described below. Each Right entitles the registered holder to purchase from the Company one-half of one share of Common Stock at an exercise price of $30 per whole share (the "Exercise Price"), subject to adjustment. The Exercise Price may be paid, at the option of the holder, in cash or shares of Common Stock having a market value at the time of exercise equal to the Exercise Price.

          Until the earlier to occur of (i) 30 days following a public announcement that a person or group of affiliated or associated persons ("Acquiring Person"), other than certain Exempted Persons and Schedule 13G Filers, as defined in the Rights Agreement, have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock, and (ii) the tenth business day following the commencement, or announcement, of a tender offer or exchange offer, the consummation of which would result in a person or group (other than Exempted Persons) beneficially owning 30% or more of such outstanding shares of Common Stock (the earlier of such dates is hereafter referred to as a "Distribution Date"), the Rights will be evidenced by Common Stock certificates and will be transferred with and only with such Common Stock certificates. The transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Common Stock certificates issued after the Rights Record Date contain a notation incorporating the Rights Agreement by reference. Under the Rights Agreement, "Exempted Persons" are defined to include American Diversified Enterprises, Inc. and its subsidiaries, affiliates and associates, and "Schedule 13G Filers" are defined as certain persons or entities who have filed and remain eligible to file a Schedule 13G under Regulations 13d-1(b) and 13d-2(b) promulgated under the Exchange Act.

          In the event that (i) the Company is the surviving corporation in a merger or other business combination with an Acquiring Person and the Company's Common Stock remains outstanding and unchanged, (ii) after the Distribution Date a person becomes the beneficial owner of 40% or more of the then outstanding shares of Common Stock except pursuant to an offer for all outstanding shares of Common Stock at a price at least equal to or greater than $30 per share cash net to seller (the "Minimum Cash Amount"),
     (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., a reverse stock split), the number of shares of Common Stock to be acquired upon exercise of a Right shall be adjusted so that each holder of record of a Right, other than Rights that are beneficially owned by the Acquiring Person or certain transferees of the Acquiring Person (which will thereafter be void), will thereafter have the right to receive, upon exercise of each Right, that number of shares of Common Stock having a market value equal to two times the Exercise Price of the Right, provided, however, that such adjustment shall not be applicable if the stockholders of the Company have previously approved any such transaction in accordance with the provisions of the Company's Certificate of Incorporation. For example, if the Exercise Price were $30 and the current market price were $20, each Right not owned by an Acquiring Person (or certain transferees) following an event set forth in the preceding paragraph would entitle its holder to purchase three shares of Common Stock for $30 (payable in cash or shares of Common Stock).

          In the event there is insufficient Common Stock authorized to satisfy the exercise of all Rights outstanding, the Company may suspend the exercise of Rights for a period of 90 days to obtain stockholder approval for authorization of a sufficient number of shares of Common Stock, and if such approval is not obtained, the Rights Agreement provides for the payment in cash to each holder of record of a Right in an amount equal to two times the Exercise Price, subject to the limitations of any applicable loan or other restrictive agreements.

          In the event that, at any time after there exists an Acquiring Person and a public announcement to that effect has been made, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or in which its Common Stock is changed or exchanged, or (ii) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights held by an Acquiring Person, or certain transferees of an Acquiring Person) thereafter will have the right to receive, upon exercise of each Right, that number of shares of common stock of the acquiring company having a fair market value equal to two times the Exercise Price of the Right, unless the stockholders of the Company have approved any such transaction in accordance with the provisions of the Certificate of Incorporation.

          The Exercise Price payable and the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on or a subdivision, combination or reclassification of the Common Stock, (ii) if holders of the Common Stock are granted certain rights or warrants to subscribe for Common Stock or securities convertible into Common Stock at less than the current market price of the Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding cash dividends out of earnings or retained earnings at a rate not in excess of $1.00 per annum) or of subscription rights or warrants (other than those referred to above). The Minimum Cash Amount is also subject to similar adjustment. With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least 1% of the Exercise Price. No fractional shares or Rights will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

          At any time until 30 days following the date on which a person becomes an Acquiring Person, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right. After the redemption period has expired, the Company's right of redemption may be reinstated if no triggering event (as defined in the Rights Agreement) has occurred and an Acquiring Person reduces its beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company at a time when there exists no other Acquiring Person. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the holders of Rights only will be entitled to receive the $.01 per Right redemption price.

          Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.

     INDEMNIFICATION AGREEMENTS WITH DIRECTORS AND EXECUTIVE OFFICERS

          The Company has entered into indemnification agreements with each of its directors and executive officers. Under those agreements, the Company has agreed to indemnify such directors and executive officers against certain liabilities arising out of their service as a director or officer of the Company and/or any subsidiary of the Company. The indemnification agreements provide, as a contract right, substantially the same protection as is currently provided by the Company's Certificate of Incorporation and By-Laws and also provide a clear procedure for pursuit of a claim to indemnification. In addition, the agreements provide for the creation and funding of a trust to satisfy indemnification claims in the event of the occurrence of a Potential Change in Control (as defined in such indemnification agreements). The indemnification agreements are applicable to claims asserted after their respective effective dates arising from acts or omissions occurring before or after their effective dates.

          In a lawsuit brought in 1993 in the United States District Court for the Northern District of California against TSI and certain directors and officers of TSI, three individuals engaged by TSI as independent contractors alleged that TSI improperly treated them as independent contractors rather than employees. In 1996, all of the asserted claims were dismissed by the court with prejudice. In 1993, some of the same individuals who initiated the preceding lawsuit, together with certain other individuals, brought an action in California State Court against TSI and certain directors and officers of TSI alleging breach of contract and mental distress as a result of TSI's failure to supply them with certain business information including copies of a monthly publication distributed by TSI. Several of the plaintiffs in the foregoing action also brought suit alleging wrongful termination. TSI prevailed in a jury trial in 1997 and all of these claims have been dismissed.

     COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          The Employee Compensation and Benefit Committee currently consists of John E. Angle, Herbert A. Denton, Robert A. Kerr, Robert A. Marshall, James
     M. McCormick and James C. Miller III, each of whom is a non-employee member of the Board of Directors. The same directors comprise the Stock Option Committee, and the committees met jointly on two occasions in fiscal 1997 to afford the members the opportunity to consider at the same time all compensation related matters. The Employee Compensation and Benefit Committee also met separately on two occasions in fiscal 1997. Mr. Angle, who has tendered his resignation from the Board effective November 19, 1997, will no longer serve on the Board or such committees following the Annual Meeting. For purposes hereof, the Compensation and Benefit Committee and the Stock Option Committee will be referred to herein as the "Committee".

          GENERAL. The Company's executive compensation policies are intended to provide competitive levels of compensation in order to attract and retain qualified executives and to provide incentives to its senior management to enhance profitability and stockholder returns. The Committee believes such objectives are best achieved by having a substantial portion of an executive officer's cash compensation tied to annual earnings of the Company or the relevant business unit and by providing long-term incentives through the use of stock options. The Committee also believes in rewarding exceptional performance and contributions to the development of the Company's business.

          To achieve these objectives and to retain the services of senior management for an extended period, the Company has entered into employment agreements with each of its executive officers. The terms of each employment agreement are more particularly described under the heading "Employment Agreements and Change in Control Arrangements." These agreements (other than in the case of Mr. Gill) generally provide for a competitive base salary plus a cash bonus which is based on the annual financial performance of the Company, in the case of Mr. Cooper and, for fiscal years 1997 through 2000, Mr. Hewitt, and, in the case of executives with responsibility for specific business units, on the annual financial performance of the business unit for which the executive has overall responsibility. In the case of Mr. Gill, his employment agreement with the Company provides for a competitive base salary plus a discretionary bonus to be determined by the Board of Directors or the Committee. By calculating a major component of the executive's cash compensation on the basis of annual financial performance, the Committee seeks to encourage the senior executive to achieve maximum profitability. The Committee also reviews the performance of each executive officer on an annual basis and may approve additional compensation or waive requirements of the executive's employment contract to reward an exceptional individual effort or performance.

          The Committee believes that stock-based compensation arrangements are beneficial in aligning the interests of management and the Company's stockholders over the long-term. Since 1994, the principal vehicle for awarding stock-based compensation has been the 1994 Plan. Under the 1994 Plan, which was approved and adopted by the Company's stockholders on November 17, 1994, the Committee is authorized to grant to key employees stock options as well as other stock-based awards, including but not limited to restricted stock grants, deferred stock and performance-based stock awards. A total of 500,000 shares have been reserved for issuance under the 1994 Plan, which number shall be increased to 750,000 if Proposal No. 3 hereto is approved. It is contemplated that the principal form of awards under the 1994 Plan will be stock options. The number of options granted to each executive officer under the 1994 Plan generally depends on the executive's performance, the performance of the Company or the executive's business unit, the level of his responsibility, the extent of other forms of compensation payable to him, the terms of his employment agreement, if applicable, and the number of options previously granted to him. In fiscal 1997, the Committee awarded options under the 1994 Plan to purchase an aggregate of 313,427 shares of the Company's Common Stock. Under the terms of such plan, all grants of stock options were made at no less than market value, so that the person receiving options will benefit from appreciation of the price of the stock to the same extent as other stockholders.


          COMPENSATION OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. During fiscal 1997, the compensation paid to Melvin L. Cooper, the Chairman of the Board and Chief Executive Officer during such fiscal year, was governed by the terms of his employment agreement described above. The Board of Directors approved an amendment to Mr. Cooper's employment agreement, which provided, among other things, that he would relinquish the title of Chief Executive Officer effective July 1, 1997 and extend the term of his active employment by one year through December 31, 1998.

          COMPENSATION DEDUCTION LIMITATION. Section 162(m) of the Code limits to $1 million per year the federal income tax deduction available to public companies for compensation paid to its chief executive officer and its four other highest paid executive officers, unless that compensation qualifies for certain "performance-based" exceptions provided for in that section of the Code. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Committee deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. Under present employment arrangements, it is not anticipated that any officer will receive compensation subject to this limitation during the fiscal year ending June 30, 1998.

          Submitted by the Employee Benefit and Compensation Committee and the Stock Option Committee of the Board of Directors: John E. Angle, Herbert A. Denton, Robert A. Kerr, Robert A. Marshall, James M. McCormick and James C. Miller III.

     STOCK PERFORMANCE GRAPH

          The following graph charts, on an annual basis, the total stockholders' return over a five-year period commencing on June 30, 1992, with respect to an investment in the Company's Common Stock as compared to the S&P 500 and a peer group selected by the Company for purposes of comparison (the "Peer Group"). The Peer Group consists of NCO Group, Inc.* and FCA International Limited. With respect to companies in the Peer Group, dividend reinvestment has been assumed and the returns of each such company have been weighted to reflect stock market capitalization. The Company has paid no dividends with respect to its Common Stock during the five-year period.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN**
           AMONG THE UNION CORPORATION, THE S&P 500 AND A PEER GROUP

       [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED LINE GRAPH]


                          06/30/92   FYE 06/30/93   FYE 06/30/94   FYE 06/30/95   FYE 06/30/96   FYE 06/30/97
                          --------   ------------   ------------   ------------   ------------   ------------

The Union Corporation       $100         $ 62           $ 49           $ 82            $103           $136
Peer Group                  $100         $ 44           $ 53           $ 43            $ 32           $ 32
S&P 500                     $100         $114           $115           $145            $183           $247


          * In prior years, the Peer Group included Payco American Corporation which company has since been acquired by another entity and has ceased to be a separate reporting company. The Company has replaced Payco American Corporation with NCO Group, Inc. ("NCO"). The returns of each component issuer of the peer group has been weighted according to the respective issuer's stock market capitalization at the beginning of each period for which a return is indicated as required by applicable regulations of the SEC. As NCO has been a reporting company under the Exchange Act only since November 1996, it's inclusion in the foregoing calculation has necessarily been limited only to after such date.

          ** Assumes $100 invested on June 30, 1992 in stock or index, with reinvestment of all dividends.

     CERTAIN TRANSACTIONS

          In December 1992, Allied Bond, a subsidiary of the Company, acquired substantially all of the assets and assumed certain liabilities of Allied Bond & Collection Agency, a Pennsylvania general partnership (the "Partnership"), for an initial purchase price of $40,300,000, which included acquisition related costs. Contingent payments not to exceed approximately $8,300,000 may be payable by the Company if the earnings of Allied Bond exceed certain levels over the five and one-half year period ending June 30, 1998. During the fiscal year ended June 30, 1997, the Company made contingent payments of approximately $227,000 to the Partnership. Herbert R. Silver, a director and executive officer of the Company, and Bernard Silver, an executive officer of the Company, were the general partners of the Partnership.

          Allied Bond leases its main facility from a partnership of which Herbert R. Silver and Bernard Silver are general partners pursuant to a lease agreement that expires in July 2002. The Company believes the terms of the lease are comparable to those that would have been obtained under arrangements with unrelated third parties. During the fiscal year ended June 30, 1997, Allied Bond paid approximately $566,000 to the partnership pursuant to such lease.



                                 PROPOSAL NO. 2


         ADOPTION OF THE 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
         --------------------------------------------------------------

          On June 10, 1997, the Board of Directors of the Company, subject to approval of the Company's stockholders, adopted The Union Corporation 1997 Non-Employee Directors' Stock Option Plan (hereinafter called the "1997 Directors' Stock Option Plan"). The purpose of the 1997 Directors' Stock Option Plan is to enable members of the Board of Directors of the Company who are not employees of the Company or its subsidiaries to acquire or increase their ownership interest in the Company, thereby allowing such directors to share in the Company's future growth and success, and replaces the former method of compensating non-employee directors through an annual retainer and deferred annual retainer (see "Directors' Compensation" above). The Board of Directors also believes that the 1997 Directors' Stock Option Plan will provide an incentive and reward for those non-employee directors of the Company who are in a position to contribute substantially to the progress and success of the Company and its subsidiaries, as well as retain the services of such directors and attract new directors. A copy of the 1997 Directors' Stock Option Plan is attached as Annex A to this Proxy Statement and the description of the plan set forth below is qualified in its entirety by reference to the full text of the plan.

     DESCRIPTION OF THE 1997 DIRECTORS' STOCK OPTION PLAN

          The maximum number of shares of Common Stock with respect to which awards may be granted pursuant to the 1997 Directors' Stock Option Plan is 100,000 shares. If any outstanding option granted under the 1997 Directors' Stock Option Plan is terminated for any reason, the shares of Common Stock subject to the unexercised portion of such option shall thereafter be available for options to be issued under the plan.

          The 1997 Directors' Stock Option Plan shall be administered by the Board of Directors of the Company. Options shall be automatically granted to eligible participants in accordance with the terms and conditions thereof; accordingly, the persons to whom options shall be granted, the number of shares subject thereto and the material terms and conditions governing such options will not be subject to the discretion of the Board of Directors. However, any questions regarding the interpretation of the 1997 Directors' Stock Option Plan or any options granted thereunder shall be resolved by the Board of Directors; such determinations shall be final and binding upon all persons having an interest in the plan.

          Transactions under the 1997 Directors' Stock Option Plan are intended to comply with all applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or its successors under the Exchange Act.

          AWARDS UNDER THE 1997 DIRECTORS' STOCK OPTION PLAN. Options granted under the 1997 Directors' Stock Option Plan will be stock options which are not incentive stock options within the meaning of Section 422 of the Code (hereinafter referred to as "Options"). Options to purchase up to 5,000 shares of Common Stock of the Company shall be granted under the 1997 Directors' Stock Option Plan on the day of each annual meeting of the stockholders of the Company, starting with the Annual Meeting to which this Proxy Statement relates, to (i) each member of the Board of Directors of the Company who is not an employee of the Company or any of its subsidiaries (each a "Non-Employee Director") and whose initial election or appointment to the Board occurred or occurs on or after June 10, 1997 (the "Adoption Date") and (ii) each Non-Employee Director who was a member of the Board of Directors of the Company on June 9, 1997 (a "Non-Employee Incumbent Director" ) and who has elected to participate in the 1997 Directors' Stock Option Plan.

          Herbert A. Denton, Robert A. Marshall and James M. McCormick, individuals who were first elected as directors of the Company on the Adoption Date, and each Non-Employee Incumbent Director who elects to participate in the 1997 Directors' Stock Option Plan prior to or on the Annual Meeting will be granted Options covering 5,000 shares of Common Stock of the Company on November 19, 1997, which date shall be deemed the date of grant for such Options. The exercise price of all Options granted under the 1997 Directors' Stock Option Plan shall be fixed at a price which shall be $5.00 below the Fair Market Value (as defined in the plan) of the shares subject to such Option on the date of grant.

          Each Option granted under the 1997 Directors' Stock Option Plan shall, subject to acceleration in the event of a change in control of the Company, vest 50% on the first anniversary of the date of grant and shall become fully vested on the second anniversary of the date of grant. In addition, each Option shall terminate on the earlier of the tenth anniversary of the date of grant and certain specified early termination events.

          The exercise price of the shares to be purchased pursuant to each Option shall be paid (i) in full in cash or by check, (ii) by delivery (i.e., surrender) of shares of the Company's Common Stock owned by the optionee at the time of the exercise of the Option with a "fair market value" at the time of the exercise of the Option equal to the exercise price or (iii) by a combination of the foregoing. If permitted by law, the optionee may direct the Company to deliver the shares subject to exercise to a broker who shall pay the exercise price to the Company in full by cash or check.

          ADJUSTMENT OF NUMBER OF SHARES. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock split or other similar event, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Options may be granted. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in the outstanding Options shall be made without change in the total price applicable to all shares covered by such Options.

          TRANSFERS. Awards under the 1997 Directors' Stock Option Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by (i) will, by the laws of descent and distribution or pursuant to a qualified domestic relations order or (ii) to certain immediate family members (as defined in the 1997 Directors' Stock Option Plan).

          AMENDMENTS AND TERMINATIONS. The Board of Directors has the power to terminate or to amend the 1997 Directors' Stock Option Plan from time to time in such respects as it deems advisable, except that no such termination or amendment shall materially adversely affect or impair any outstanding Options without the consent of the option holder, and it may not, without the approval of the stockholders (i) increase the maximum number of shares subject to the plan; (ii) increase the maximum number of shares issuable to any participant under the plan; (iii) change the timing of the grant of Options or the exercise price for shares issuable under the plan; or (iv) change the designation of the participants eligible to receive Options under the plan. The 1997 Directors' Stock Option Plan may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Unless terminated earlier by action of the Board of Directors, the 1997 Directors' Stock Option Plan will terminate on June 10, 2007.

          TAX CONSEQUENCES OF THE 1997 DIRECTORS' STOCK OPTION PLAN. The following summary generally describes the principal federal (and not state and local) income tax consequences of the 1997 Directors' Stock Option Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular individual or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

          The Company believes that under present Federal tax laws the grant of an Option will generally create no tax consequences for an option holder or the Company. Upon exercise of an Option, the holder generally will be required to recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of the exercise over the exercise price. The Company will generally be entitled to a deduction for the same amount. Option holders who utilize shares in payment of the exercise price of an Option will generally not recognize gain or loss to the extent that on the date of payment the fair market value of the shares received is equal to the fair market value of the shares surrendered. Because the exercise price of the Options is less than the fair market value of the underlying shares, it could be determined in certain circumstances that the grant of an Option is in substance a grant of the underlying stock, in which case the Option holder would be taxable on grant and the Company would receive a deduction on grant.

          Upon disposition of shares of Common Stock acquired upon exercise of an Option, the optionee will ordinarily recognize capital gain or loss equal to the amount received over the sum of the amount paid for such shares plus any amount recognized as ordinary income upon exercise of the Option. Such gain will be short-term or long-term depending upon the length of time the stock was held from the date of exercise. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an Option.

     OTHER INFORMATION

          The closing sale price of the Common Stock on the New York Stock Exchange on October 6, 1997 was $26.00. It is currently estimated that up to a maximum of five persons will be eligible to participate in the 1997 Directors' Stock Option Plan. No Options or other awards will be granted under the 1997 Directors' Stock Option Plan unless and until the plan is approved by stockholders at the Annual Meeting.

     RECOMMENDATION OF BOARD OF DIRECTORS

          The Board of Directors recommends a vote FOR the adoption of the 1997 Non-Employee Directors' Stock Option Plan. The affirmative vote of a majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for approval of Proposal No. 2.


                                 PROPOSAL NO. 3


               AMENDMENT TO THE 1994 INCENTIVE STOCK OPTION PLAN
               -------------------------------------------------

          On September 10, 1997, the Board of Directors of the Company, upon recommendation of the Stock Option Committee and subject to approval of the Company's stockholders, adopted an amendment to The Union Corporation 1994 Incentive Stock Plan (hereinafter called the "1994 Plan") to increase by 250,000 shares the number of shares of Common Stock available for issuance under that plan. In 1994, the 1994 Plan was adopted by the Board of Directors and approved by the Company's stockholders. The purpose of the 1994 Plan is to provide an incentive and reward for those executive officers and other key employees in a position to contribute substantially to the progress and success of the Company and its subsidiaries, to closely align the interests of such employees with the interests of stockholders of the Company by linking benefits to stock performance and to retain the services of such employees, as well as to attract new key employees. In furtherance of that purpose, the 1994 Plan authorizes the grant of stock options, restricted stock, deferred stock, bonus shares, performance awards, dividend equivalent rights, limited stock appreciation rights and other stock-based awards, or any combination thereof, to executives and other key employees of the Company and its subsidiaries. The 1994 Plan is expected to provide flexibility to the Company's compensation methods, after giving due consideration to competitive conditions and the impact of federal tax laws. A copy of the 1994 Plan is attached as Annex B to this Proxy Statement and the description of the 1994 Plan set forth below is qualified in its entirety by reference to the full text of the 1994 Plan.


     DESCRIPTION OF THE 1994 PLAN

          The 1994 Plan, as originally adopted, provided that 500,000 shares were the maximum number of shares of Common Stock with respect to which awards could be granted pursuant to the plan. As of October 6, 1997, options to purchase approximately 450,000 shares of Common Stock were outstanding under the 1994 Plan. As amended, the 1994 Plan would provide that the maximum number of shares of Common Stock with respect to which awards could be granted pursuant to the plan would be 750,000. In addition, if in connection with the exercise of any award under the 1994 Plan, shares of Common Stock subject to such award are surrendered in payment of any exercise or purchase price or withheld in payment of taxes relating to any such award, an equal number of shares shall be available for further awards other than Incentive Options (as defined below) under the 1994 Plan.

          Shares issuable under the 1994 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

          The 1994 Plan is currently administered by a committee consisting of not less than three (3) members of the Board of Directors who are "disinterested" within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code (including persons who may be deemed outside directors by virtue of certain transitional rules adopted by the Internal Revenue Service implementing such Section). The Board of Directors has designated the Stock Option Committee (the "Committee") as administrator of the 1994 Plan. The Stock Option Committee has and is expected to continue to determine the persons to whom awards will be granted under the 1994 Plan, the type of award and, if applicable, the number of shares to be covered by any such award. During any fiscal year, no person may be granted under the 1994 Plan awards aggregating more than 150,000 shares (which number shall be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in capitalization of the Company).

          TYPES OF AWARDS:

          STOCK OPTIONS. Options granted under the 1994 Plan may be "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Options") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Employee Options"). The Committee will determine the persons to whom Employee Options will be granted, the number of shares subject to each Employee Option granted, the prices at which Employee Options may be exercised (which shall not be less than the Fair Market Value, as defined in the 1994 Plan, of shares of Common Stock on the date of grant), whether an Employee Option will be an Incentive Option or a Non-Incentive Option, the time or times and the extent to which Employee Options may be exercised and all other terms and conditions of Employee Options.

          Each Incentive Option shall terminate no later than ten years from the date of grant, except as provided below with respect to Incentive Options granted to 10% Stockholders (as hereinafter defined). No Employee Option may be granted at any time after August 24, 2004. The exercise price at which the shares may be purchased may not be less than the Fair Market Value of shares of Common Stock at the time the Employee Option is granted, except as provided below with respect to Incentive Options granted to 10% Stockholders. Employee Options granted to executive officers may not be exercised at any time prior to six months after the date of grant.

          The Code requires that the exercise price of an Incentive Option granted to a person possessing more than 10% of the total combined voting power of all shares of stock of the Company or a subsidiary of the Company ("10% Stockholder") shall in no event be less than 110% of the Fair Market Value of the shares of the Common Stock at the time the Incentive Option is granted and that the term of an Incentive Option granted to a 10% Stockholder shall not exceed five years from the date of grant.

          The exercise price of the shares to be purchased pursuant to each Employee Option shall be paid (i) in full in cash, (ii) by delivery (i.e., surrender) of shares of the Company's Common Stock owned by the optionee at the time of the exercise of the Employee Option, (iii) by directing the Company to withhold a portion of the shares which would otherwise be issuable upon exercise of the Employee Option, (iv) in installments, payable in cash, if permitted by the Committee or (v) any combination of the foregoing. The stock-for-stock payment method permits an optionee to deliver one or more shares of Common Stock of the Company in satisfaction of the exercise price of subsequent Employee Options. The optionee may use the shares obtained on each exercise to purchase a larger number of shares on the next exercise. (The foregoing assumes an appreciation in value of previously acquired shares). The result of the stock-for-stock payment method is that the optionee can generally avoid immediate tax liability with respect to any appreciation in the value of the stock utilized to exercise the Employee Option.

          LIMITED STOCK APPRECIATION RIGHTS. The Committee is authorized, in connection with any Employee Option granted under the 1994 Plan, to grant the holder of such Employee Option a limited stock appreciation right ("LSAR"), entitling the holder to receive, within 60 days following a Change in Control (as defined in the 1994 Plan) of the Company, an amount in cash equal to the difference between the exercise price of the Employee Option and the market value of the Common Stock on the effective date of the Change in Control. The LSAR may be granted in tandem with an Employee Option or subsequent to the grant of the Employee Option. The LSAR will only be exercisable to the extent the related Employee Option is exercisable and will terminate if and when the Employee Option is exercised or terminated.

          RESTRICTED AND DEFERRED STOCK. An award of restricted stock or deferred stock may be granted under the 1994 Plan. Restricted stock is subject to restrictions on transferability and other restrictions as may be imposed by the Committee at the time of grant. In the event the holder of restricted stock ceases to be employed by the Company during the applicable restrictive period, restricted stock that is at the time subject to restrictions shall be forfeited and reacquired by the Company. Except as otherwise provided by the Committee at the time of grant, a holder of restricted stock shall have all the rights of a stockholder including, without limitation, the right to vote restricted stock and the right to receive dividends thereon. An award of deferred stock is an award that provides for the issuance of stock upon expiration of a deferral period established by the Committee. Except as otherwise determined by the Committee, upon termination of employment of the recipient of the award during the applicable deferral period, all stock that is at the time subject to deferral shall be forfeited. Until such time as the stock which is the subject of the award is issued, the recipient of the award has no rights as a stockholder.

          DIVIDEND EQUIVALENT RIGHTS. A dividend equivalent right gives the recipient the right to receive cash or other property equal in value to the dividends that would be paid if the recipient held a specified number of shares of Common Stock. A dividend equivalent right may be granted as a component of another award or as a free standing award.

          BONUS SHARES AND OTHER SHARE-BASED AWARDS. The 1994 Plan authorizes the Committee to grant shares as a bonus, or to grant shares or other awards in lieu of obligations of the Company to pay cash under other plans or compensatory arrangements, upon such terms as shall be determined by the Committee. The 1994 Plan also authorizes the Committee to grant other forms of awards based upon, payable in or otherwise related in whole or in part to Common Stock of the Company, including, without limitation, convertible or exchangeable debentures or other debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards contingent upon performance of the Company, and awards valued by reference to the book value of shares of Common Stock or awards determined by reference to the value of securities of, or the performance of, specified subsidiaries.

          PERFORMANCE-BASED AWARDS TO CERTAIN EXECUTIVE OFFICERS. The 1994 Plan permits the Committee to specify that the exercisability or settlement of awards (other than an Employee Option granted with an exercise price equal to 100% of the fair market value of a share of Common Stock at the time of grant) may be conditioned upon the achievement of objective performance goals, if the award is granted to an executive officer of the Company whose compensation, at the time of grant, is subject to the limit on deductible compensation under Section 162(m) of the Code. The

     1994 Plan contemplates that the following performance goals may be selected by the Committee: (1) pre-tax income from continuing operations of either the Company or a subsidiary or business unit of the Company, (2) consolidated net income of the Company, (3) revenues of either the Company or a subsidiary or business unit of the Company, (4) annual earnings per common share or (5) annual return on common equity. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events, extraordinary items or discontinued operations affecting the Company or a subsidiary of the Company or the financial statements of the Company or a subsidiary of the Company, or in response to changes in applicable laws, regulations or accounting principles, or tax rates and regulations or business conditions to the extent permitted under Section 162(m) of the Code. Achievement of the goals will be measured over a performance period that may extend for up to four years, as specified by the Committee. The 1994 Plan contemplates that the Committee will, prior to the performance period, establish the targets applicable to the performance goals for each performance period. The 1994 Plan permits the Committee to provide that awards will be payable upon achievement of any one of the performance goals or upon achievement of two or more goals applicable to the performance period. The 1994 Plan permits the Committee to exercise discretion to reduce the amount of any award payable upon achievement of the performance goals.

          OTHER PROVISIONS:

          PAYMENT FOR AWARDS. Awards may be issued at no cost to the recipient or for such cost as maybe required by law. Upon grant or exercise of an award, the Committee may, in its discretion, permit the payment of any exercise or purchase price or other consideration required to be delivered to the Company in connection thereto, in whole or in part, in installments. Each such installment payment arrangement will be evidenced by a promissory note, the terms and conditions of which shall be determined by the Committee subject to the following: (a) the maximum term of any note shall be ten years from the date of the note, (b) the minimum interest rate with respect to amounts borrowed shall in no event be less than the rate required to avoid imputation of interest under the provisions of the Code and (c) unless the Committee determines otherwise, the unpaid principal amount of any note will become due and payable upon the sale of any of the shares so purchased, but in no event later than 30 days after an optionee's employment with the Company terminates.

          CHANGE IN CONTROL. Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved (except in certain circumstances involving performance goals for executive officers whose compensation exceeds $1,000,000, in which case the performance goal shall be deemed achieved to the extent of actual achievement on the date of the Change in Control).

          TRANSFERS. Awards under the 1994 Plan (other than Incentive Options) may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

          AMENDMENTS AND TERMINATIONS. The Board of Directors may further amend, alter, suspend, discontinue or terminate the 1994 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board of Directors action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, modification, suspension, discontinuation or termination to the 1994 Plan may materially impair the rights of any participant with respect to any award without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1994 Plan will terminate on August 24, 2004.

     TAX CONSEQUENCES OF THE 1994 PLAN

          GENERAL

          The following discussion of tax consequences of various awards under the 1994 Plan is subject to the limitations imposed by Section 162(m) of the Code on the deductibility of compensation to certain executive officers of the Company in excess of $1,000,000 in certain circumstances. See "Application of Section 162(m) of the Code" below for a more complete discussion of those limitations.

          EMPLOYEE OPTIONS. The Company believes that under present Federal tax laws the grant of an Employee Option will create no taxable income consequences for an optionee or deduction for the Company. The optionee will generally have no taxable income upon exercising an Incentive Option (except that the alternative minimum tax may apply), and the Company will receive no deduction when an Incentive Option is exercised. The optionee must recognize a specified amount of ordinary income with respect to the exercise of a Non-Incentive Option, and the Company (or its subsidiary) will generally be entitled to a deduction for the same amount. The tax treatment to an optionee of a disposition of shares acquired under the 1994 Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an Incentive Option or a Non-Incentive Option. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an Employee Option, except that the Company (or its subsidiary) will generally be entitled to a deduction in the case of a disposition of shares acquired under an Incentive Option before the applicable Incentive Option holding period has been satisfied.

          LSARS. The grant of an LSAR in connection with an Employee Option does not create taxable income to the holder of the Employee Option. Upon exercise of an LSAR, the holder will realize compensation income to the extent of the cash paid and the Company will generally be entitled to a deduction for such amount.

          RESTRICTED STOCK. With respect to restricted stock, the recipient will realize compensation income, in an amount equal to the fair market value of such stock less any amount paid for such stock, at the earlier of the time when the employee's rights with respect to such stock are no longer subject to a substantial risk of forfeiture and the time when such stock is transferable, unless the recipient elects to be taxed at the time of the receipt of the award (as if the restrictions did not exist). The Company will generally be entitled to a deduction under the Code at the time and equal to the amount that compensation income is realized by the recipient of the restricted stock.

          DEFERRED STOCK; BONUS STOCK. The recipient of deferred stock or bonus stock will realize compensation income in an amount equal to the fair market value of such stock as and when the same becomes payable to the recipient, less any amount paid for such stock. The Company generally will be entitled to a deduction under the Code at the time and equal to the compensation income realized by the recipient.

          DIVIDEND EQUIVALENT RIGHTS. The recipient of a dividend equivalent right will realize compensation income equal to the cash (or fair market value of the shares, if payment is made in such form) as and when the same becomes payable to the recipient, with the Company generally entitled to a simultaneous deduction equal to the amount of the compensation realized.

          APPLICATION OF SECTION 162(m) OF THE CODE

          As discussed previously, Section 162(m) of the Code limits to $1 million per year the federal income tax deduction available to public companies for compensation paid to its chief executive officer and its four other highest paid executive officers. However, Section 162(m) provides an exception to this limitation for certain "performance-based" compensation if various requirements are satisfied. The 1994 Plan is designed to satisfy the exception for stock options issued thereunder. Therefore, the Company anticipates being entitled to deduct an amount equal to the taxable income reportable by an Employee Option recipient upon exercise of a Non-Incentive Option. In addition, the 1994 Plan is structured in a manner so that the Company may, if it elects to issue restricted stock, deferred stock or other stock awards under the 1994 Plan, also satisfy the exception by utilizing the "performance based" award criteria identified under the subheading "Performance-Based Awards to Certain Executive Officers" set forth above. At this time, however, the Company does not intend to grant any of such awards in the foreseeable future under the 1994 Plan.

     OTHER INFORMATION

          It is currently estimated that approximately 75 persons, including executive officers and other key employees of the Corporation, are eligible to participate in the 1994 Plan. No Employee Options or other awards in excess of the amount currently permitted under the 1994 Plan will be granted thereunder unless and until the amendment to the 1994 Plan submitted for approval herein is approved by stockholders at the Annual Meeting.

     RECOMMENDATION OF BOARD OF DIRECTORS

          The Company's Board of Directors recommends a vote FOR the amendment to the 1994 Plan as provided herein. The affirmative vote of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of Proposal No. 3.


                             STOCKHOLDER PROPOSALS

          Stockholder proposals intended to be presented at the next annual meeting of stockholders, to be held in 1998, must be received by the Company at 211 King Street, Suite 100, Charleston, South Carolina 29401 by June 12, 1998 to be included in the proxy statement and form of proxy relating to that meeting.

                                      AUDITORS

          Representatives of Ernst & Young LLP are expected to attend the annual meeting and, while they are not expected to make a statement, they will have an opportunity to do so if they desire. They will also be available to answer appropriate questions.

                               OTHER INFORMATION

          The cost of soliciting proxies will be borne by the Company.
     Following the original mailing of proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's stock to forward proxy soliciting material and annual reports to the beneficial owners of such stock, and the Company will reimburse such record holders for their reasonable expenses incurred in providing such services. As of the date of this Proxy Statement, the Company has not retained the services of a proxy solicitor to assist in the solicitation of proxies; however, the Company may determine prior to the date of the annual meeting to which this proxy statement relates to retain a proxy solicitor, in which case the Company anticipates that the cost of doing so will not exceed $5,000.

          A copy of the Company's annual report for the fiscal year ended June 30, 1997 is enclosed.

          The Board of Directors is aware of no matters, other than those specified herein, that are to be presented to stockholders for formal action at the meeting. If, however, any other matters properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                    By Order of the Board of Directors.

                                       Nicholas P. Gill
                                       Secretary

     Dated:  Charleston, South Carolina
             October 10, 1997

                                      [FRONT]
     PROXY                   THE UNION CORPORATION

                               PROXY SOLICITED BY
                THE BOARD OF DIRECTORS OF THE UNION CORPORATION
          FOR THE ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 19, 1997

               The undersigned hereby appoints WILLIAM B. HEWITT and NICHOLAS P. GILL, and each of them, with power of substitution to each, as the proxies and attorneys of the undersigned to vote, as designated below, all shares of common stock of The Union Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of The Union Corporation to be held at Charleston Place, 130 Market Street, Charleston, South Carolina 29401 at 10:00 a.m. Eastern Standard Time on November 19, 1997.



                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

     (to be valid, this proxy must be signed and dated on the reverse side)

                                     [BACK]

     If no direction is given, this proxy will be voted FOR the election of the nominees set forth in Proposal No. 1

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

     1.  Election of Directors.
         Nominees:  William B. Hewitt, Robert A. Kerr, Herbert A.
                    Denton, Robert A. Marshall and James M.
                    McCormick

        [_] FOR            [_] WITHHOLD

        [_]___________________________________
           For all nominees except as noted above


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

     2. Approval of the adoption of the Company's 1997 Non-Employee Directors' Stock Option Plan. This proposal was proposed by the Company.

        [_] FOR           [_] AGAINST    [_] ABSTAIN



     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

     3. Approval of the adoption of the amendment to the Company's 1994 Incentive Stock Plan to increase by 250,000 the number of shares of Common Stock available for issuance thereunder. This proposal was proposed by the Company.

       [_] FOR             [_] AGAINST    [_]  ABSTAIN



     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

       Mark Here  [_]
       For Address
       Change and
       Note at Left

       Please mark, date and sign as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

       Date: _______________________________________

       Signature: __________________________________

       Signature: __________________________________

                                                                         ANNEX A
                                                                         -------


                             THE UNION CORPORATION
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


     SECTION 1. ESTABLISHMENT. There is hereby established The Union Corporation 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") pursuant to which certain directors of The Union Corporation (the "Company") may be granted options to purchase shares of common stock, par value $.50 per share ("Common Stock"), and thereby share in the future growth of the business. The purpose of the Directors' Plan is to promote continuity of management and identity of interest between directors and stockholders of the Company.

     SECTION 2. STATUS OF OPTIONS. The options to be issued pursuant to this Directors' Plan ("Options") shall not constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     SECTION 3. ELIGIBILITY. The following persons shall be eligible to be granted Options to purchase shares of the Company's Common Stock under this Directors' Plan (each a "Participant"): (i) each person whose initial election or appointment as a director of the Company occurred or occurs on or after June 10, 1997 (the "Adoption Date") and who is not an employee of the Company or any of its subsidiaries (each a "New Director"), and (ii) each member of the Board of Directors on June 9, 1997 who is not an employee of the Company or any of its subsidiaries (each such incumbent director being referred to herein sometimes as a "Non-Employee Incumbent Director") and who elects to participate in this Directors' Plan in accordance with Section 11 hereof; provided, that, in the
                                                      --------  ----
event any Participant becomes an employee of the Company or any of its subsidiaries or ceases to be a director of the Company such person shall thereafter no longer be a Participant hereunder and shall no longer be eligible to be granted Options hereunder.

     SECTION 4.  NUMBER OF SHARES COVERED BY OPTIONS;  NO PREEMPTIVE RIGHTS.
The total number of shares which may be issued and sold pursuant to Options granted under this Directors' Plan shall be 100,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 8 of this Directors' Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted). The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder. If any outstanding Option granted under this Directors' Plan is terminated for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options to be issued under this Directors' Plan.

     SECTION 5.  ADMINISTRATION.

          (a) The Directors' Plan shall be administered by the Board of Directors. A majority of the members of the Board shall constitute a quorum (provided such quorum includes a majority of the members of the Board of Directors who are not Participants), and all determinations of the Board shall be made by a majority of such quorum. Any decision or determination of the Board reduced to writing and signed by all of the members of the Board shall be fully as effective as if it had been made at a meeting duly called and held.

          (b) Options shall be automatically granted to Participants in accordance with Section 6 hereof and shall be issued upon the terms and conditions set forth in Section 7 hereof. Accordingly, the persons to whom Options shall be granted, the number of shares subject thereto and the material terms and conditions governing the Options, will not be subject to the discretion of the Board of Directors. However, if any questions of interpretation of this Directors' Plan or of any Options issued hereunder shall arise, they shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Directors' Plan.

     SECTION 6. NON-DISCRETIONARY GRANTS. Subject to approval of the Directors' Plan by the stockholders of the Company, during the term of this Directors' Plan, Options shall be automatically granted to Participants as follows:

          (a) effective immediately following the Annual Meeting of the stockholders of the Company at which this Directors' Plan is approved by the stockholders of the Company (the "Stockholder Approval Date"), an Option to purchase 5,000 shares of Common Stock will be granted to (i) each New Director, and (ii) each Participant who is a Non-Employee Incumbent Director (as defined above) and who on or prior to the Stockholder Approval Date has elected to become a Participant in this Directors' Plan in accordance with Section 11 hereof (the Stockholder Approval Date being deemed to be the "Date of Grant" of such Options); and

          (b) annually on the date of each Annual Meeting of the stockholders of the Company, commencing in 1998 (each such date, a "Date of Grant"), an additional Option to purchase 5,000 shares of Common Stock will be granted to each Participant (which shall include (i) any Non-Employee Incumbent Director (as defined above) who prior to such Date of Grant has elected in accordance with Section 11 hereof to become a Participant in this Directors' Plan and (ii) all New Directors).

If the number of shares remaining in the Directors' Plan on any such Date of Grant is insufficient to grant each Participant an Option to purchase 5,000 shares of Common Stock, each Participant will automatically receive an Option to purchase the number of shares of Common Stock to be determined by dividing the total number of shares remaining in the Directors' Plan by the total number of Participants at that time and, if necessary, rounding down to the nearest whole number of shares.

     SECTION 7. TERMS AND CONDITIONS OF OPTIONS; STOCK OPTION AGREEMENTS. Each Option granted pursuant to this Directors' Plan shall be evidenced by a written agreement between the Participant and the Company which shall contain the following terms:

          (a) OPTION PRICE. The per share exercise price of each Option shall be five dollars ($5.00) below the Fair Market Value of a share of Common Stock on the Date of Grant (such $5.00 reduction to be adjusted upon any stock split, stock dividend or similar event in a manner consistent with Section 8 hereof). For purposes hereof, "Fair Market Value" of a share shall be the mean of the highest and lowest quoted sales prices of a share of the Company's Common Stock on the composite tape for New York Stock Exchange-listed securities (or, if the Common Stock is not listed for trading on the New York Stock Exchange, such other principal exchange or the NASDAQ National Market System on which such shares are then listed or quoted) on the Date of Grant, or the last preceding date on which such prices were reported; or if such shares are not then listed on any exchange or quoted in the NASDAQ National Market System, then the Fair Market Value of such shares shall be the mean of the high bid and low asked prices of the shares in the over-the-counter market on the Date of Grant or the last preceding date on which such bid and asked prices were quoted; or if no such prices are available, the Fair Market Value shall be determined by the Board of Directors in its discretion pursuant to any reasonable method.

          (b) MEDIUM AND TIME OF PAYMENT. The exercise price of the shares to be purchased pursuant to an Option shall be paid (i) in full in cash or by check, (ii) by delivery of shares of Common Stock of the Company then owned by the Participant with a Fair Market Value at the time of the exercise of the Option equal to the exercise price, or (iii) by a combination of (i) and (ii). If Regulation T of the Securities Exchange Act of 1934, as amended, or any successor federal law thereto ("Regulation T"), is applicable to the exercise of an Option and such regulation so permits, the person entitled to exercise such Option may direct the Company to deliver all or any part of the number of shares or other securities to which he is entitled upon such exercise directly to a broker specified by such person. In such event, the Company shall accept payment of the exercise price in cash or by check from such broker on behalf of the person entitled to exercise the Option and shall take all action necessary to effect the prompt delivery of such shares or other securities to such broker in accordance with the provisions of Regulation T (or such successor provision) and in accordance with such additional rules and regulations as may be specified by such broker. Notwithstanding the foregoing, the Company shall not be required to comply with the foregoing provisions if, as a result of a change in the accounting rules and regulations applicable to the Company, or the interpretation thereof, compliance with the foregoing provisions will result in the imposition of substantial adverse financial reporting requirements on the Company.

          (c) TERM AND EXERCISE OF OPTIONS. (i) The term of each Option shall commence on the Date of Grant and, unless sooner terminated as set forth herein, shall expire ten (10) years after the Date of Grant (the "Option Period"). Subject to acceleration in the event of a

Change in Control (as defined below), each Option shall be exercisable in accordance with the following schedule:


                                      Percent of Shares Subject
                Date                  to Option Purchasable
            -------------             -------------------------

     From the first anniversary of the
     Date of Grant to the second
     anniversary of the Date of Grant                50%

     From the second anniversary of the
     Date of Grant to the tenth
     anniversary of the date of Grant:              100%


Except as provided below, the Option may be exercised from time to time during the Option Period as to the total number of shares allowable under this Section 7(c), or any lesser amount thereof.

          (ii) In the event a Participant shall cease to be a Participant for any reason other than (i) death or disability, or (ii) as a result of becoming an employee of the Company or any of its subsidiaries, all Options granted hereunder to such Participant shall terminate on the earlier to occur of (x) unless extended by the Board of Directors in its discretion, the later of ninety
(90) days after the date of such cessation or six months and ten days after such Participant's last purchase or sale of shares of Common Stock prior to such cessation, or (y) the expiration of the Option Period. If a Participant shall die or become disabled (within the meaning of Section 22(e)(3) of the Code) while serving as a director, all Options granted hereunder to such Participant shall terminate on the earlier to occur of the first anniversary of such Participant's death or disability, as the case may be, or the expiration of the Option Period relating to such Options. In the event of the Participant's death or disability, all Options granted hereunder to such Participant may be exercised to the extent that shares of Common Stock underlying such Option have vested by the person or persons to whom the deceased Participant's rights pass by will (a "legatee") or if the Participant shall die intestate, by the laws of descent and distribution of the state of his domicile at the time of his death or by the legal representative of the disabled Participant, as the case may be.

          (iii) If a Participant becomes an employee of the Company or any of its subsidiaries, all unexercised Options held by such Participant (or any transferee pursuant to subsection (d) of this Section) shall continue to be exercisable by such holder (but only in respect of shares which such holder was entitled to purchase under such Options at the date such Participant became an employee of the Company or any of its subsidiaries) until the earlier of (i) the expiration of the Option Period relating to such Options and (ii) the date that the

Participant is no longer either a director of the Company or an employee of the Company or any of its subsidiaries.

          (iv) (A) In the event of a Change in Control (as defined below), all outstanding Options that were not previously fully vested shall become fully vested. For purposes of this Directors' Plan, a Change in Control shall have occurred if at any time prior to the expiration or termination of the last Option granted under this plan:

          (w) The stockholders of the Company approve a merger or consolidation of which the Company is not the surviving corporation, or a sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation of the Company;

          (x) A tender offer or exchange offer for securities of the Company is made by any person (as such term is used in Section 13(d) and 14(d)(3) of the Securities Exchange Act of 1934, as amended), other than any person who is a member of the Existing Board of Directors of the Company, with the intent to take over and control the Company;

          (y) Any person, other than (A) any person who is a member of the Existing Board of Directors or (B) any Exempt Person or Schedule 13G Filer (as such terms are defined in the Rights Agreement dated as of March 14, 1988 between the Company and the Rights Agent thereunder, as amended), is or becomes the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of Common Stock representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (z) The persons constituting the Existing Board of Directors cease for any reason whatsoever to constitute at least a majority of the Company's Board of Directors;

     provided, however, that no Change in Control shall be deemed to have
     -----------------
     occurred with respect to any Option if the Board shall determine, prior to the occurrence of the event specified in Section 7(c)(iv)(w) through (z) hereof, that such event shall not constitute a Change in Control for purposes of the Plan; and provided further, that a Change in Control shall
                               ----------------
     not include increases in the percentage of voting power of persons who beneficially own or control shares of Common Stock or other outstanding securities of the Company which occur solely as a result of a reduction in the amount of shares of Common Stock or other securities outstanding or as a result of the exercise of Options or vesting of Options granted hereunder.

               (B) For purposes of the Plan, the term "Existing Board of Directors" shall mean the persons constituting the Board of Directors of the Company on Adoption

     Date, together with each new director whose election, or nomination for election by the Company's stockholders, is approved by a vote of the majority of the members of the Existing Board of Directors who are in office immediately prior to the election or nomination of such director.

          (d) TRANSFERABILITY. Each Option shall be non-transferable by the Participant except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order and shall be exercisable during the Participant's lifetime only by him. Notwithstanding the foregoing, Options granted hereunder shall be transferable by a Participant to (i) such Participant's spouse, children or grandchildren ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Participant or Immediate Family Members, or (iii) a partnership in which such Participant or Immediate Family Members are the only partners, provided that there may be no consideration for any such transfer. Following any such transfer, such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that the term "Participant" shall be deemed to refer to the transferee, except that the provisions of this Directors' Plan relating to vesting or termination of Options based upon status as a director or employee of the Company or any of its subsidiaries shall continue to be applied hereunder to such Options as if no such transfer occurred and the Options so transferred shall be exercisable by the transferee only to the extent, and for such periods, as specified herein after taking into account such vesting and termination provisions.

          (e) INVESTMENT PURPOSE. Each Participant shall represent and warrant that he is acquiring each Option and, in the event any Option is exercised, the shares of Common Stock issuable thereunder, for investment purposes only, for his own account and not with a view to the distribution thereof, and that he will not offer or sell any Option or any underlying shares unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws is in effect, or unless counsel satisfactory to the Company renders a reasoned opinion that the proposed sale is exempt from the registration requirements of the Securities Act and such state securities laws. The Company shall not be obligated to issue or deliver any shares upon exercise of any Option if to do so would violate the Securities Act or any state securities law, and the Company shall have no obligation to file any registration statement or to take any other action required or permitted by any such law. The Company shall give the Participant and his counsel access to such information as may reasonably be requested to enable such counsel to express an opinion as to the availability of an exemption from such registration requirements.

          (f) ADDITIONAL PROVISIONS. The granting of an Option pursuant to the Directors' Plan shall not confer upon the Participant any right to be continued as a director of the Company or any of its subsidiaries. In addition, the granting of an Option pursuant to this Directors' Plan shall not confer upon the Participant any rights of a stockholder of the Company with respect to any shares issuable upon exercise of an Option unless and until a certificate for such shares has been issued and delivered to him or her.

     SECTION 8.  ADJUSTMENT OF NUMBER OF SHARES.

          (a) In the event a dividend or other distribution shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Directors' Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. If the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, reclassification, recapitalization, stock split, reverse stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock then subject to any such Option and for each share of Common Stock reserved for issuance pursuant to this Directors' Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged. In the case of any such substitution or adjustment as provided for in this Section 8(a), the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities (including any fraction) which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 8(a). No adjustment or substitution provided for in this Section 8(a) shall require the Company, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly.

          (b) In the event that the Company shall effect a distribution, other than a normal and customary cash dividend, upon shares of Common Stock, the Board of Directors may, in order to prevent significant diminution in the value of Options as a result of any such distribution, take such measures as they deem fair and equitable, including, without limitation, the adjustment of the option price per share for shares not issued or sold prior to the record date for such distribution.

     SECTION 9. EFFECTIVE DATE AND TERM OF PLAN. Subject to approval of this Directors' Plan by the stockholders of the Company at the first Annual Meeting of Stockholders following the Adoption Date, this Directors' Plan shall become effective as of the Adoption Date. Except to the extent necessary to govern outstanding Options issued, this Directors' Plan shall terminate on, and no additional Options shall be granted after the tenth anniversary of the Adoption Date unless earlier terminated by the Board of Directors in accordance with
Section 10 hereof.

     SECTION 10. AMENDMENT OF THE PLAN. This Directors' Plan may be terminated or amended from time to time by vote of the Board of Directors; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the written consent of the adversely affected Participant. In addition, this Directors' Plan may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder, and the approval of the Company's stockholders shall be required in respect of any amendment which would (i) increase the maximum number of shares subject to this Directors' Plan; (ii) increase the maximum number of shares issuable to any Participant under this Directors' Plan; (iii) change the timing of the grant of Options or the exercise price for shares issuable hereunder; or (iv) change the designation of the Participants eligible to receive Options under this Directors' Plan.

     SECTION 11. ELECTION TO PARTICIPATE IN THE PLAN. A Non-Employee Incumbent Director may elect to become a Participant in this Directors' Plan by giving written notice to that effect, at any time prior to, or on the date of, any Annual Meeting of the stockholders of the Company, to the Company's Secretary. Following such election, the electing Non-Employee Incumbent Director shall become a Participant hereunder effective as of the first Annual Meeting of the stockholders of the Company immediately following such election (or, if such election is made on the date of an Annual Meeting of the stockholders, then effective as of that date) and, beginning with the quarter following the effective date of such election, such electing Non-Employee Incumbent Director shall no longer be eligible to receive the annual retainer (which is paid quarterly) paid by the Company to the Non-Employee Incumbent Directors.
However, all such electing Non-Employee Incumbent Directors shall remain eligible to receive the deferred annual retainer currently available to Non-Employee Incumbent Directors based upon the number of years such director has served on the Board of Directors through the effective date of such election (with any partial year of service being counted as a full year).

     SECTION 12.  NOTICE.   Any notice required or permitted hereunder shall be
given in writing. Notices may be sent by personal delivery, by facsimile transmission, by registered or certified mail, postage prepaid and return receipt requested, or through a nationally recognized overnight courier service and, if to the Company, shall be addressed to the Company's principal executive office, attention: Secretary. All notices shall be deemed to have been delivered (i) on the date of their delivery if personally delivered or if transmitted by facsimile (provided receipt thereof is confirmed by return telecopy or if a confirming copy is sent within one business day thereafter by any of the other methods of delivery provided in this Section 12), (ii) on the first business day after deposit with any such overnight courier service, if delivered by overnight courier or on the third business day after deposit in the United States mail, if sent by mail as provided above.

                                                                         ANNEX B
                                                                         -------

                             THE UNION CORPORATION
                           1994 INCENTIVE STOCK PLAN


          1.   Purposes.  The 1994 Incentive Stock Plan (the "Plan") is intended
               --------
to promote the interests of The Union Corporation (the "Company") and its stockholders and the security of its employees and the employees of its subsidiaries by providing an incentive and reward for those executive officers and other key employees who are in a position to contribute substantially to the progress and success of the Company and its subsidiaries and thereby encourage such employees to seek such results; to closely align the interests of such employees with the interests of stockholders of the Company by linking rewards hereunder to stock performance; to retain in the Company and its subsidiaries the benefits of the services of such employees; and to attract to the service of the Company and its subsidiaries new key employees of high quality.

          2.   Definitions.  In addition to terms defined in Sections 1 and 8 of
               -----------
the Plan, the following terms used in the Plan shall have the meanings set forth below:

          (a) "Award" shall mean any Option, LSAR, Restricted Stock, Deferred Stock, Shares granted as a bonus or in lieu of other awards, Dividend Equivalent Right, or Other Share-Based Award, or any other right or interest granted to a Participant under the Plan.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations and proposed regulations thereunder and successor provisions and regulations thereto.

          (c) "Committee" shall mean the Stock Option Committee of the Board of Directors, or such other Committee as may be designated by the Board of Directors, subject to the requirements of Section 3.

          (d) "Covered Employee" shall mean a person who is an executive officer deemed by the Committee, prior to commencement of any fiscal year, as reasonably likely to be a "named executive officer" in the Summary Compensation Table of the Company's proxy statement reporting compensation paid to such person for such fiscal year and whose compensation over $1 million would not be deductible under Section 162(m) of the Code, but for the provisions of the Plan and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Committee may determine that a
              --------  -------
     Participant has ceased to be a Covered Employee prior to payout of any Award.

          (e) "Deferred Stock" shall mean a right, granted to a Participant under Section 6(e), to receive Shares at the end of a specified deferral period.

          (f) "Directors," "Board of Directors" and "Board" shall mean the Board of Directors of the Company as constituted from time to time.

          (g) "Dividend Equivalent Right" shall mean a right, granted to a Participant under Section 6(g), to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalent Right may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

          (i) "Fair Market Value" of a Share shall be the mean of the highest and lowest quoted sales prices of a Share on the composite tape for New York Stock Exchange-listed securities (or, if the Common Stock is not listed for trading on the New York Stock Exchange, such other principal exchange or the NASDAQ National Market System on which such Shares are then listed or quoted) on a specified date, or the last preceding date on which such prices were reported; or if such Shares are not then listed on any exchange or quoted in the NASDAQ National Market System, then the Fair Market Value of such Shares shall be the mean of the high bid and low asked prices of the Shares in the over-the-counter market on the specified date or the last preceding date on which such bid and asked prices were quoted; or if no such prices are available, the Fair Market Value shall be determined by the Committee in its discretion using any reasonable method.

          (j) "Incentive Stock Option" or "ISO" shall mean an incentive stock option within the meaning of Section 422 of the Code.

          (k) "LSAR" or "Limited Stock Appreciation Right" shall mean the right granted to a Participant under Section 6(c) to be paid an amount, in the event of a Change in Control, measured by the appreciation in the Fair Market Value of a Share from the date of grant to the effective date of the Change in Control, with payment to be made in cash, Shares, or other Awards as specified in the Award or determined by the Committee.

          (l) "Non-Incentive Stock Option" shall mean an Option which is not an ISO.

          (m) "Option" shall mean an option for the purchase of Shares granted under Section 6(b) of the Plan, which will be either an ISO or Non-Incentive Stock Option.

          (n) "Other Share-Based Award" shall mean a right, granted to Participant under Section 6(h), that relates to or is valued by reference to Shares, other Awards relating to Shares, or other property.

          (o) "Participant" shall mean a person who, as an executive officer or other key employee of the Company or a Subsidiary, is selected by the Committee to receive an Award under the Plan.

          (p) "Restricted Stock" shall mean an award of Shares to a Participant under Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

          (q) "Rights Agreement" shall mean the Rights Agreement dated as of March 14, 1988 between the Company and Registrar and Transfer Company, as Rights Agent, as amended effective as of May 23, 1990 and as of September 16, 1992, and as supplemented by an agreement dated as of August 22, 1994 pursuant to which The First National Bank of Boston was substituted as the Rights Agent under the Rights Agreement.

          (r) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (s) "Share" shall mean a share of Common Stock, par value $.50 per share, of the Company, and such other securities as may be substituted or resubstituted for Shares pursuant to Section 9.

          (t) "Subsidiary" shall mean any subsidiary of the Company within the meaning of Section 424 of the Code.

     3.   Administration.
          --------------

          (a) Authority of the Committee.  The Plan shall be administered by the
              --------------------------
     Committee, which shall consist of not less than three Directors designated by the Board of Directors. Directors who serve on the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 and, unless the Board of Directors otherwise determines, shall be "outside directors" within the meaning of Section 162(m) of the Code (including persons deemed to be outside directors pursuant to any transitional rules adopted by the Internal Revenue Service). The Board of Directors may fill any vacancy in the Committee. The Secretary of the Company shall be ex officio the Secretary of the Committee. Subject to the terms of the Plan, the Committee shall have full authority in its sole discretion to administer the Plan, including, but without limiting the generality of the foregoing, determining the persons to whom Awards shall be granted; the type of Award and the number of Shares to which each Award shall relate; the time of such grants; the terms of payment, if any, relating to any Award; the dates on which Awards may be exercised or the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, and the acceleration of any such dates; the expiration date of Awards; whether, to what extent, and under what circumstances an Award may be settled, or whether the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property; and all other terms and conditions of Awards. The Committee shall also have full power, in its sole discretion, to interpret the Plan, and to prescribe, amend, and rescind rules and regulations relating thereto and agreements relating to Awards, and to make all other determinations under the Plan, subject to the terms of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan.

          (b) Manner of Exercise of Committee Authority.  Unless authority is
              -----------------------------------------
     specifically reserved to the Board of Directors under the terms of the Plan, the Company's Certificate of Incorporation or Bylaws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. The Committee shall select one of its members as its chairman and shall hold meetings at such times and places as it shall deem advisable. Any action of the Committee shall be taken with the approval of a majority of its members present and voting at a meeting duly called and held at which a quorum is present. A majority of the Committee's members shall constitute a quorum. Any action may be taken by a written instrument signed by all members of the Committee and such action shall be fully as effective as if taken by a majority of the members at a meeting duly called and held. The Committee may delegate to officers or managers of the Company or any Subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law. Notwithstanding the foregoing, the Committee may not delegate any responsibility under the Plan as it relates to Covered Employees.

          (c) Limitation of Liability.  Each member of the Committee shall be
              -----------------------
     entitled to rely or act in good faith upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or omitted to be taken or made in good faith with respect to the Plan, and such persons shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

     4.   Shares Subject to the Plan.
          --------------------------

          (a) Subject to adjustment as provided in Section 9 hereof, the total number of Shares reserved for delivery to Participants in connection with Awards under the Plan shall be 500,000. If any Shares subject to an Award at or after the effective date of the Plan are forfeited or such Award is settled in cash or otherwise terminates or is settled without delivery of Shares to the Participant, such number of Shares shall be available for new Awards under the Plan. In addition, Shares withheld in payment of taxes relating to any such Award, and a number of Shares subject to such Award equal to the number surrendered in payment of any exercise or purchase price or in payment of taxes relating to any such Award, shall likewise be deemed to constitute Shares not delivered to the Participant and shall be deemed to be available for new Awards other than ISOs under the Plan.

          (b) No Award (including an Award that may only be settled in cash) may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously delivered under the Plan and the number of Shares to which other then-outstanding Awards relate, exceeds the number of Shares deemed available under this Section 4. The Committee may adopt procedures for the counting of Shares under this Section 4 to ensure appropriate counting, avoid double counting (in the case of tandem or substitute Awards), and provide for adjustments in any case in which the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

     5.   Persons Eligible; Annual Limitations.  Persons eligible to receive
          ------------------------------------
Awards shall be the executive officers and other key employees of the Company and/or any of its Subsidiaries (including officers or other key employees who may be members of the Board of Directors). During any fiscal year ended June 30 ("fiscal year"), no Participant may be granted, under the Plan, Options or other Awards under Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to more than 150,000 Shares, subject to adjustment in accordance with Section 9 hereof. With respect to any Award that may be settled in cash, no Participant may be paid in respect of any fiscal year an amount that exceeds the greater of the Fair Market Value of the number of Shares set forth in the preceding sentence at the date of grant or the date of settlement of the Award (this limitation is separate and not affected by the number of Awards granted during such fiscal year subject to the limitation in the preceding sentence).

     6.   Specific Terms of Awards.
          ------------------------

          (a) General.  Awards may be granted on the terms and conditions set
              -------
     forth in this Section 6 and otherwise in accordance with the Plan. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including but not limited to terms requiring forfeiture of Awards in the event of termination of employment by the Participant. Except as provided in Sections 6(f), 6(h), 7(a), or 7(b), or to the extent necessary to comply with requirements of the Delaware General Corporation Law that lawful consideration be paid for Shares, only services may be required as consideration for the grant (but not the exercise) of any Award.

          (b) Options.  The Committee is authorized to grant Options to
              -------
     Participants  on the following terms and conditions:

          (i)  Exercise Price.  The exercise price per Share purchasable under
               --------------
               an Option shall be determined by the Committee; provided,
                                                               ---------
               however, that, except as provided in Section 7(a), such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option and, in all cases, shall be not less than par value of a Share.

          (ii) Time and Method of Exercise.  The Committee shall determine the
               ---------------------------
               time or times at which an Option will vest, the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

         (iii) ISOs.  The terms of any ISO granted under the Plan shall comply
               ----
               in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted more than ten years after approval of the Plan. Anything in the Plan to the contrary notwithstanding, no provision of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under
               Section 422 of the Code.


          (c)  Limited Stock Appreciation Rights.  The Committee is authorized
               ---------------------------------
     to grant LSARs to Participants on the following terms and conditions:

          (i)  Grant.  The Committee, in connection with any Option, either at
               -----
               the time the Option is granted or any other time thereafter while the Option is outstanding, may grant to any optionee an LSAR entitling the holder, in the event of a Change in Control of the Company, to receive from the Company at any time during the 60-day period following such Change in Control, in lieu of exercising such Option, an amount of cash equal to the excess of
               (x) the Fair Market Value of the number of shares as to which the LSAR is exercised (determined as of the effective date of the Change in Control) over (y) the exercise price, times the number of shares as to which such LSAR is exercised.

          (ii) Payment.  An optionee who exercises an LSAR will receive payment
               -------
               of the amount of cash due within 20 business days after such exercise.

          (iii)  Conditions to Exercise.  An LSAR will be exercisable only when
                 ----------------------
               the underlying Option is otherwise exercisable and will be transferable only when the Option is otherwise transferable. In the event of the death of an optionee, an LSAR may be exercised following a Change in Control only to the extent the related Option may be exercised by such person's executor or legal representative. In addition, in the case of an ISO, any exercise of an LSAR can only be made when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such Option.

          (iv) Termination.  Upon the exercise of an Option pursuant to the
               -----------
               Plan, the LSAR relating to the Shares covered by such Option shall terminate. Upon the exercise of an LSAR, the related Option, to the extent the number of Shares with respect to which such LSAR was exercised, shall
               terminate.   If any Option shall expire or terminate for any
               reason without having been exercised in full, the LSAR with respect thereto shall terminate.

          (d) Restricted Stock.  The Committee is authorized to grant Restricted
              ----------------
     Stock to Participants on the following terms and conditions:

          (i)  Grant and Restrictions.  Restricted Stock shall be subject to
               ----------------------
               such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends, if any, thereon.

          (ii) Forfeiture.  Except as otherwise determined by the Committee,
               ----------
               upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or
               -----------------
               regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes.

         (iii) Certificates for Shares.  Restricted Stock granted under the
               -----------------------
               Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends.  Dividends, if any, paid on Restricted Stock shall be
               ---------
               either paid at the dividend payment date in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, other than cash, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property has been distributed.

          (e)  Deferred Stock.  The Committee is authorized to grant Deferred
               --------------
     Stock to Participants, subject to the following terms and conditions:

          (i)  Award and Restrictions.  Delivery of Shares will occur upon
               ----------------------
               expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments, or otherwise, as the Committee may determine.

          (ii) Forfeiture.  Except as otherwise determined by the Committee,
               ----------
               upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided, however, that the
                                                -----------------
               Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (f)  Bonus Shares and Awards in Lieu of Cash Obligations.  The
               ---------------------------------------------------
     Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of
                                   -----------------
     Participants subject to Section 16 of the Exchange Act and unless otherwise determined by the Board of Directors, a grant of Shares or other Awards in lieu of Company obligations to pay cash under other plans or arrangements shall only be permitted if such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Shares or Awards hereunder shall be exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g)  Dividend Equivalent Rights.  The Committee is authorized to grant
               --------------------------
     Dividend Equivalent Rights to Participants. The Committee may provide that Dividend Equivalent Rights shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles as the Committee may specify.

          (h) Other Share-Based Awards.  The Committee is authorized, subject to
              ------------------------
     limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debentures or other debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Awards for which Participants are required to pay consideration, and Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h), shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 6(h).

     7.   Certain Provisions Applicable to Awards.
          ---------------------------------------

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards
              ------------------------------------------------------
     granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company ("Other Plan Awards"), any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary.
     Awards granted in addition to or in tandem with other Awards or Other Plan Awards may be granted either as of the same time as or a different time from the grant of such other Awards or Other Plan Awards. The per share exercise price of any Option or purchase price of any other Award conferring a right to purchase Shares:

          (i) Granted in substitution for an outstanding Award or Other Plan Award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute Award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or Other Plan Award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

          (ii) Retroactively granted in tandem with an outstanding Award or Other Plan Award shall be not less than the lesser of the Fair Market Value of a Share at the date of grant of the later Award or at the date of grant of the earlier Award or Other Plan Award.

          (b)  Exchange or Buyout Provisions.  The Committee may at any time
               -----------------------------
     offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7(a)) or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

          (c)  Term of Awards.  The term of each Award shall be for such period
               --------------
     as may be determined by the Committee; provided, however, that in no event
                                            -----------------
     shall the term of any ISO or an LSAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

          (d)  Form of Payment Under Awards.  Subject to the terms of the Plan
               ----------------------------
     and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalent Rights in respect of installment or deferred payments denominated in Shares.

          (e)  Rule 16b-3 Compliance
               ---------------------
 .
          (i)  Six-Month Holding Period.  Unless a Participant could otherwise
               ------------------------
               exercise a derivative security or dispose of Shares delivered upon exercise of a derivative security granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, (i) Shares delivered under the Plan other than upon exercise or conversion of a derivative security granted under the Plan shall be held for at least six months from the date of acquisition, and (ii), with respect to a derivative security granted under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

          (ii) Reformation To Comply with Exchange Act Rules.  It is the intent
               ---------------------------------------------
               of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement relating to an Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

          (f)  Installment Payment Arrangements.  Upon grant or exercise of an
               --------------------------------
     Award, the Committee may, in its discretion, permit the payment of any exercise or purchase price or other consideration, in whole or in part, in installments, subject to the terms of this Section 7(f). Each such installment payment arrangement will be evidenced by a promissory note, the terms and conditions of which shall be determined by the Committee subject to the following: (a) the maximum term of any note shall be 10 years from the date of the original payment obligation, (b) the minimum interest rate with respect to amounts loaned hereunder shall be such rate as may be determined by the Committee from time to time, but in no event shall such rate be less than the rate required to avoid imputation of interest (or original issue discount) under Section 483 or any similar provision of the Code, (c) the note shall be secured as and to the extent determined by the Committee, but the employee shall be personally liable despite any security pledged, (d) the note may be prepaid in full or in part at any time without penalty, and (e) the unpaid principal and interest of any note will become due and payable upon the sale of any Shares in connection with which the payment obligation was incurred, but in no event later than 30 days after the Participant's employment with the Company terminates (unless the Committee, in its discretion, extends the note for an additional period). In addition, the Committee may authorize the Company to make, guarantee or arrange for a loan or loans to a Participant to enable the Participant to pay any federal, state or local income or other taxes due in connection with an Award. The Committee shall have the authority to forgive repayment of, or waive rights relating to, any note or loan authorized hereunder, including interest thereon. Any arrangement under this Section 7(f) entered into to permit a Participant to purchase or carry securities shall comply with the applicable provisions of Regulation G promulgated by the Federal Reserve Board, and arrangements shall be entered into and continue only to the extent that such arrangements otherwise shall comply with all applicable laws, regulations, and contractual obligations of the Company.

          (g)  Performance-Based Awards to Covered Employees.  The provisions of
               ---------------------------------------------
     the Plan other than Section 9 hereof notwithstanding, and unless otherwise determined by the Committee prior to the grant of an Award, the provisions of this Section 7(g) shall apply to any Award the exercisability or settlement of which is subject to the achievement of performance conditions (other than an Option granted with an exercise price at least equal to 100% of Fair Market Value of Shares on the date of grant) if such Award is granted to a person who, at the time of grant, is a Covered Employee. The terms used in this Section 7(g) shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder (including Proposed Regulation 1.162-27). The performance objectives for an Award subject to this Section 7(g) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(g). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code and regulations thereunder (including Proposed Regulation 1.162-27(e)(2)). The following business criteria shall be used by the Committee in connection with a performance objective:

          (1)  Consolidated net income;
          (2) Pre-tax earnings from continuing operations of the Company, a Subsidiary or business unit;
          (3)  Revenues of the Company, a Subsidiary or a business unit;
          (4)  Earnings per common share; and/or
          (5)  Return on common equity.

     Achievement of performance objectives shall be measured over a period of one, two, three or four years, as specified by the Committee. No business criteria other than those named above may be used in establishing the performance objective for an Award to a Covered Employee under this Section 7(g). For each such Award relating to a Covered Employee, the Committee shall establish the targeted level or levels of performance for each business criteria. Performance objectives may differ for Awards under this
     Section 7(g) to different Covered Employees and from year to year. The Committee may determine that an Award under this Section 7(g) shall be payable upon achievement of any one of the performance objectives or may require that two or more of the performance objectives must be achieved in order for an Award to be payable. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award under this Section 7(g), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be made in writing. The Committee may not delegate any responsibility under this Section 7(g).

     8.   Change in Control Provisions.
          ----------------------------

          (a)  Acceleration Provisions.  In the event of a "Change in Control,"
               -----------------------
     as defined in this Section 8, the following acceleration provisions shall apply:

          (i) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(e)(i), 10(a) and 10(m); and

          (ii) The restrictions, deferral limitations and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested, and any performance conditions imposed with respect to Awards shall be deemed to be fully achieved (or in the case of an Award subject to Section 7(g), achieved to the extent of the actual achievement to the date of the Change in Control), subject to the restrictions on dispositions of equity securities set forth in Sections 7(e)(i), 10(a) and 10(m).

          (b)  Definition of "Change in Control."  For purposes of the Plan, a
               ----------------------------------
     "Change in Control" shall have occurred if at any time prior to the expiration or termination of the last Award granted under the Plan:

          (i) The stockholders of the Company approve a merger or consolidation of which the Company is not the surviving corporation, or a sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation of the Company other than a merger, consolidation or sale recommended by the Existing Board of Directors of the Company, as hereafter defined;

          (ii) A tender offer or exchange offer for securities of the Company is made by any person (as such term is used in Section 13(d) and 14(d)(3) of the Exchange Act), other than any person who is a member of the Existing Board of Directors of the Company, with the intent to take over and control the Company, other than a tender offer or exchange offer recommended by the Existing Board of Directors of the Company;

         (iii) Any person, other than (A) any person who is a member of the Existing Board of Directors or (B) any Exempt Person or Schedule 13G Filer (as such terms are defined in the Rights Agreement), is or becomes the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act) of Shares representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (iv) The persons constituting the Existing Board of Directors cease for any reason whatsoever to constitute at least a majority of the Company's Board of Directors;

     provided, however, that no Change in Control shall be deemed to have
     -----------------
     occurred with respect to any Award (other than an ISO or an LSAR in tandem with an ISO if the exercise of discretion under this provision would cause such ISO to lose its status as an incentive stock option) if the Board shall determine, prior to the occurrence of the event specified in Section 8(b)(i) through (iv) hereof, that such event shall not constitute a Change in Control for purposes of the Plan; and provided further, that a Change in
                                              ----------------
     Control shall not include increases in the percentage of voting power of persons who beneficially own or control Shares or other outstanding securities of the Company which occur solely as a result of a reduction in the amount of Shares or other securities outstanding or as a result of the exercise of Options or vesting of Awards granted hereunder.

          (c) Definition of "Existing Board of Directors."  For purposes of the
              --------------------------------------------
     Plan, the term "Existing Board of Directors" shall mean the persons constituting the Board of Directors of the Company on the date of adoption of the Plan, together with each new Director whose election, or nomination for election by the Company's stockholders, is approved by a vote of the majority of the members of the Existing Board of Directors who are in office immediately prior to the election or nomination of such Director.

     9.   Adjustments.  In the event that the Committee shall determine that any
          -----------
dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be delivered in connection with Awards, (ii) the number and kind of Shares that may be delivered or deliverable in respect of outstanding Awards, (iii) the number of shares with respect to which Awards may be granted to a given Participant in the specified period as set forth in Section 5, and
(iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, that, with respect to ISOs, no such
                   -----------------
adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or previously issued ISOs to lose their status as such. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence), extraordinary items or discontinued operations affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles, or tax rates and regulations or business conditions.

The foregoing adjustments are intended to be objectively determinable and nondiscretionary and, as such, consistent with the qualification of Awards as "performance-based compensation" under Section 162(m) of the Code, and shall be construed accordingly. To the extent it shall be determined, based on an opinion of counsel, that any such adjustment would likely cause compensation relating to an Award to a Covered Employee to fail to be deductible under
Section 162(m) of the Code, such adjustment shall not be authorized or made.

     10.  General Provisions.
          ------------------

          (a) Compliance With Legal and Exchange Requirements.  The Company
              -----------------------------------------------
     shall not be obligated to deliver Shares upon the exercise or settlement of any Award or take other actions under the Plan until the Company shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Award may be subject have been satisfied. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares under the Plan.

          (b) Nontransferability.  A Participant's rights under the Plan
              ------------------
     (including any right that may constitute a "derivative security" under the general definition of Rule 16a-1(c)(3)) may not be transferred, pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Participant's creditors; provided, however, that the
                                               ------------------
     Committee may permit transfers of Awards (other than ISOs) for estate planning purposes if and to the extent such transfers do not cause a Participant who is then subject to Section 16 of the Exchange Act who then or thereafter has transactions with respect to such Award to lose the benefit of the exemption under Rule 16b-3 for such transactions (unless the Participant acknowledges in writing that such transfer is non-exempt), or violate other rules or regulations of the Securities and Exchange Commission or the Internal Revenue Service or materially increase the cost of the Company's compliance with such rules or regulations.

          (c) No Right to Continued Employment.  Neither the Plan nor any action
              --------------------------------
     taken hereunder shall be construed as creating any contract of employment between the Company or any of its Subsidiaries and any employee or otherwise giving any employee the right to be retained in the employ of the Company or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries to terminate any employee's employment at any time.

          (d) Taxes.  In the event that the Company or any of its Subsidiaries
              -----
     shall be required to withhold any amounts by reason of any federal, state, or local tax law, rule, or regulation or by reason of the grant or exercise of any Award, the Company or its Subsidiaries shall be entitled to deduct and withhold such amounts from any other cash payment or payments to be made by the Company or its Subsidiaries (including from payroll) to such person. In any such event, the Participant shall make available to the

     Company or its Subsidiaries, promptly when required, sufficient funds to meet the Company's or Subsidiary's requirement of such withholding; and the Company shall be entitled to take such steps as the Committee may deem advisable in order to have such funds available to the Company or its Subsidiary at the required time or times. This Committee authority shall include authority to withhold or receive Shares or other property, on a mandatory basis or at the election of the Participant, and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations (which may include mandatory withholding obligations and obligations of the Participant in excess of such mandatory obligations relating to an Award).

          (e) Changes to the Plan and Awards.  The Board may amend, alter,
              ------------------------------
     suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of
                                -----------------
     an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially impair the rights of such Participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award agreement relating thereto; provided, however, that, without the
                                       -----------------
     consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially impair the rights of such Participant under such Award.

          (f) No Rights to Awards; No Stockholder Rights.  Nothing contained in
              ------------------------------------------
     the Plan shall be deemed to give any person eligible to receive an Award hereunder, or any heir, distributee, executor, administrator or personal representative of any such person, any interest or title to any specific property of the Company, or any of its Subsidiaries, or any other right against the Company or any of its Subsidiaries other than as set forth in the Plan. Neither the establishment of the Plan nor any other action taken now or at any time with regard thereto shall be construed as giving any person whatsoever any legal or equitable right against the Company unless such right shall be specifically provided for in the Plan. There is no obligation for uniformity of treatment of Participants and employees under the Plan. Except as provided in Section 6(d) with respect to Restricted Stock, no Award shall confer on any Participant any of the rights of a stock holder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award.

          (g) Unfunded Status of Awards; Creation of Trusts.  The Plan is
              ---------------------------------------------
     intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may
                              -----------------
     authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. If and to the extent authorized by the Committee, the Company may deposit into such a trust Shares for delivery to the Participant in satisfaction of the Company's obligations under any Award. If so provided by the Committee, upon such a deposit of Shares or other assets for the benefit of a Participant, there shall be substituted for the rights of the Participant to receive delivery of Shares and other payments under this Agreement a right to receive the assets of the trust (to the extent that the deposited Shares or other assets represented the full amount of the Company's obligation under the Award at the date of deposit). The trustee of the trust may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan.  Neither the adoption of the Plan by
              --------------------------
     the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (i) Binding Effect.  The provisions of the Plan shall be binding upon
              --------------
     the heirs, distributees, executors, administrators and personal representatives of any person participating under the Plan. A person claiming any rights under the Plan as a beneficiary or otherwise through a Participant shall be subject to all of the terms and conditions of the Plan and any additional terms and conditions as may be imposed by the Committee.

          (j) No Fractional Shares.  No fractional Shares shall be issued or
              --------------------
     delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (k) Compliance with Code Section 162(m).  It is the intent of the
              -----------------------------------
     Company that, unless otherwise determined by the Committee prior to the grant of an Award, Options and other Awards subject to the performance objectives specified under Section 7(g) granted under the Plan to persons who are Covered Employees within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(c)(2)) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder (including Proposed Regulation 1.162-27(e), and subject to the transition rules under Proposed Regulation 1.162-27(h)(2)). Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award agreement relating to such an Award granted to a Covered Employee does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable to a Covered Employee in connection with any such Award upon attainment of the performance objectives.

          (l) Governing Law.  The Plan and all related documents shall be
              -------------
     governed by, and construed in accordance with, the laws of the State of Delaware (except to the extent provisions of federal law may be applicable). If any provision hereof shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

          (m) Effective Date; Plan Termination.  The Plan shall become effective
              --------------------------------
     as of  November 17, 1994; provided, however, that the Plan shall have been
                               -----------------
     approved by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy, and entitled to vote at the November 17, 1994 annual meeting of Company stockholders, or any adjournment thereof, in accordance with applicable provisions of the Delaware General Corporation Law. Any Awards granted under the Plan prior to such approval of stockholders shall not be effective unless and until stockholder approval is obtained, and, if stockholders fail to approve the Plan as specified hereunder, any previously granted Award shall be forfeited and cancelled, and Participants shall repay to the Company any payments received pursuant to Dividend Equivalent Rights or dividend payments on Restricted Stock. Unless earlier terminated under Section 10(e) hereto, the Plan shall terminate on and no further Awards may be granted under the Plan after August 24, 2004.

                       AMENDMENT TO THE UNION CORPORATION
                           1994 INCENTIVE STOCK PLAN
                           -------------------------


     Effective on and after August 27, 1996, the 1994 Incentive Stock Plan (the "Plan") of The Union Corporation is hereby amended, pursuant to Section 10(e) thereof, in the following respects:


     1. Section 6(b)(ii) of the Plan shall be amended to read in its entirety as follows:


         "(ii) Time and Method of Exercise.  The Committee shall determine
               ---------------------------
               the time or times at which an Option will vest, the time or times at which an Option may be exercised in whole or in part and the methods by which Shares will be delivered or deemed to be delivered to Participants. The exercise price is to be paid in full in cash upon the exercise of an Option; provided, however, that in lieu of cash a Participant may exercise an Option, in whole or in part, by tendering to the Company Shares owned by the individual, or by directing that the Company withhold a portion of the Shares which would otherwise be issuable upon exercise of the Option, provided that the combination of cash and Shares tendered to the Company and/or withheld upon exercise of the Option (which Shares tendered or withheld shall be valued at Fair Market Value on the date of exercise) shall be equal to the total exercise price of the Option being exercised.


     2. Sections 8(b)(i) and 8(b)(ii) of the Plan shall be amended to read in their entirety as follows:

          "(i) The stockholders of the Company approve a merger or consolidation of which the Company is not the surviving corporation, or a sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation of the Company.

          (ii) A tender offer or exchange offer for securities of the Company is made by any person (as such term is used in Section 13(d) and 14(d)(3) of the Exchange Act), other than any person who is a member of the Existing Board of Directors of the Company, with the intent to take over and control the Company."

     3. Section 10(d) of the Plan shall be amended by adding the following at the end thereof:

          " If, in connection with the grant or exercise of any Award hereunder by a Participant, the Company is required to withhold any tax for Federal Insurance Contribution Act purposes and/or any federal, state or local income tax or taxes, the Committee may permit the Participant, subject to the restrictions herein contained, to satisfy, in whole or part, the Participant's obligation to pay to the Company the amount of such tax or taxes by electing (i) to have the Company withhold a portion of the Shares which would otherwise be issuable to such Participant upon exercise or grant of an Award, or (ii) to deliver and transfer to the Company Shares previously acquired by the Participant, or (iii) by a combination of the means specified in clauses (i) and (ii) above; provided, however, that the amount of
                                      --------  -------
          federal, state and local income taxes that may be paid by delivery or withholding of Shares shall not exceed the applicable maximum marginal rate. The amount of any withholding tax not paid by delivery or withholding of Shares shall be paid by the Participant to the Company in cash. Shares delivered or withheld shall have a Fair Market Value equal to the amount of tax required to be withheld, or such part of such tax that the Participant elects to pay with Shares. The fair market value of the Shares delivered to or withheld by the Company shall be determined as of the date the amount of tax to be withheld is determined (the "Tax Date") or if Shares did not trade on the New York Stock Exchange on the Tax Date, as of the last previous date Shares did so trade. An election by a Participant to deliver Shares or to have Shares withheld to satisfy tax withholding requirements shall be subject to the following restrictions: (a) the election shall be in writing, shall be delivered to the Secretary of the Company and shall not be effective until so delivered; and (b) the election shall be made on or prior to the Tax Date."


     4. Except as amended hereby, the Plan shall remain in full force and effect, without change or modification.



                                    BY ORDER OF THE BOARD OF
                                    DIRECTORS OF THE UNION
                                    CORPORATION

                    AMENDMENT NO. 2 TO THE UNION CORPORATION
                           1994 INCENTIVE STOCK PLAN
                           -------------------------



     Subject to approval of this amendment by the stockholders of the company, effective on and after September 10, 1997 the 1994 Incentive Stock Plan (the "1994 Plan") of The Union Corporation is hereby amended, pursuant to Section 10(e) thereof, in the following respects:



     1. Section 4(a) of the Plan shall be amended by deleting the number "500,000" in the first sentence thereof and inserting in lieu thereof the number "750,000".



     2. Except as amended hereby (and previously amended pursuant to an amendment effective August 27, 1996), the Plan shall remain in full force and effect, without change or modification.



                                    BY ORDER OF THE BOARD OF
                                    DIRECTORS OF THE UNION
                                    CORPORATION

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